Registration Nos. 33-88792
                                                                        811-8960
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             --------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
      Pre-Effective Amendment No.                                      [ ]
      Post-Effective Amendment No. 10                                  [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
        Amendment No. 12                                               [X]

                      (Check appropriate box or boxes.)

                       LPT VARIABLE INSURANCE SERIES TRUST
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

          2880 Gateway Oak Drive, Suite 150
          Sacramento, CA                                               95833
          ----------------------------------------                  ----------
          (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, Including Area Code   (916) 641-4200

                                George Nicholson
                     London Pacific Life and Annuity Company
                              3101 Poplarwood Court
                          Raleigh, North Carolina 27604

                   (Name and Address of Agent For Service)

                                   Copies to:

                         Raymond A. O'Hara III, Esq.
                        Blazzard, Grodd & Hasenauer, P.C.
                                P.O. Box 5108
                               Westport, CT 06881
                                 (203) 226-7866

It is proposed that this filing will become effective (Check appropriate space):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__X__ on May 1, 2002  pursuant  to  paragraph  (b) of Rule 485
_____ 60 days  after  filing pursuant to paragraph  (a)(1) of Rule 485
_____ on (date)  pursuant to paragraph (a)(1) of Rule 485
_____ 75 days after filing  pursuant to  paragraph  (a)(2) of Rule 485
_____ on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

     _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered:
    Investment Company Shares

==============================================================================


                       LPT VARIABLE INSURANCE SERIES TRUST

                              CROSS REFERENCE SHEET
                          (as required by rule 404(c))

                        PART A

N-1A
--------
Item No.                                       Location
--------                                       ---------


1.        Front and Back Cover Pages.........  Front and Back Cover Pages

2.        Risk/Return Summary: Investments,
          Risks and Performance..............  Summary of Principal Risks
                                               for all Portfolios; Performance

3.        Risk/Return Summary:  Fee Table....  Management of the Portfolios

4.        Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..............................  Description of the Portfolios

5.        Management's Discussion of
          Fund Performance...................  Performance of the Portfolios

6.        Management, Organization, and
          Capital Structure..................  Management of the Portfolios

7.        Shareholder Information............  Portfolio Shares

8.        Distribution Arrangements..........  Distribution of Shares

9.        Financial Highlights Information...  Financial Highlights

                        PART B

10.       Cover Page and Table of Contents...  Cover Page and Table of Contents

11.       Fund History.......................  The Trust

12.       Description of the Fund and
          Its Investments and Risks..........  Investment Strategies and Risks

13.       Management of the Fund.............  Management of the Trust

14.       Control Persons and Principal
          Holders of Securities..............  Control Persons and Principal
                                               Holders of Securities

15.       Investment Advisory and Other
          Services...........................  Investment Advisory and Other
                                               Services

16.       Brokerage Allocation and Other
          Practices..........................  Brokerage Allocation and Other
                                               Practices
17.       Capital Stock and Other
          Securities.........................  Capital Stock and Other Securities




                         CROSS REFERENCE SHEET (cont'd)
                          (as required by rule 404(c))

N-1A
--------
Item No.                                       Location
--------                                       ---------

18.       Purchase, Redemption and
          Pricing of Shares..................  Purchase, Redemption and
                                               Pricing of Shares

19.       Taxation of the Fund...............  Taxation of the Trust

20.       Underwriters.......................  Not Applicable

21.       Calculation of Performance Data....  Performance Information

22.       Financial Statements...............  Financial Statements


                                     PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     PART A

                       LPT VARIABLE INSURANCE SERIES TRUST
                            2880 Gateway Oaks Drive, Suite 150
                          SACRAMENTO, CALIFORNIA 95833




                         RS DIVERSIFIED GROWTH PORTFOLIO

                        HARRIS ASSOCIATES VALUE PORTFOLIO

                            LPA CORE EQUITY PORTFOLIO

                             STRONG GROWTH PORTFOLIO

                           MFS TOTAL RETURN PORTFOLIO





     The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                   The date of this Prospectus is May 1, 2002



                                TABLE OF CONTENTS


                                                                          Page

SUMMARY.................................................
  The Trust and the Portfolios..........................
  Performance...........................................
DESCRIPTION OF THE PORTFOLIOS...........................
MANAGEMENT OF THE PORTFOLIOS............................
PERFORMANCE OF THE PORTFOLIOS...........................
COMPARABLE PERFORMANCE..................................
PORTFOLIO SHARES........................................
DISTRIBUTION OF SHARES..................................
FINANCIAL HIGHLIGHTS....................................

SUMMARY

THE TRUST AND THE PORTFOLIOS

     All of the Portfolios described in this document are series of LPT Variable Insurance Series Trust ("Trust"), an open-end management investment company. Investment companies (or "mutual funds") pool the money of a number of different investors and buy many different securities. Pooling allows the investors to spread the risk of loss of their investments over more securities than they could if they invested their money alone.

     Although the Portfolios are structured the same as mutual funds, they are not offered or sold directly to the public. Unless you are an insurance company, you may only invest in the Portfolios through a variable annuity contract ("Contract"), which you purchase from an insurance company. The insurance company becomes the legal shareholder in the Portfolio. You (the holder of the Contract) are not a shareholder in the Trust, but have a beneficial interest in it. Although you do not have the same rights as if you were a direct shareholder, you are given many similar rights, such as voting rights under rules of the Securities and Exchange Commission that apply to registered investment companies.

     Within limitations described in the Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Trust. See the prospectus which is attached at the front of this Prospectus for a description of:

o    the Contract,

o    the Portfolios of the Trust that are available under that Contract, and

o the relationship between increases or decreases in the net asset value of Trust shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

     Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.

     A Portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

     The Contracts may be sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RS Diversified Growth Portfolio

Investment Goal

RS Diversified Growth Portfolio seeks long-term capital growth.

Principal Investment Strategies and Risks

RS Diversified Growth Portfolio

     The Portfolio will invest at least 65% of its total assets in stocks and warrants of companies that have a market capitalization of $3 billion or less. The Subadviser looks for companies that it believes have a potential for growth that other investors have not recognized. The Subadviser may invest a larger percentage of the assets of the Portfolio in a single company than do other investment advisers.

     The principal risks of investing in the Portfolio are:

     o Investments in small to medium sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with smaller capitalizations may have a higher risk of failure than larger companies.

     o There is no assurance that the Subadviser will find securities that meet the goals of the Portfolio or that the companies the Subadviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances.

     o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     o Investing larger amounts in a single company can increase the potential risk to the Portfolio if one of those companies is not successful.

     o Engaging in short sales of stock can increase the losses of the Portfolio.

     o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

Harris Associates Value Portfolio

Investment Goal

Harris Associates Value Portfolio seeks long-term capital appreciation.

Principal Investment Strategies and Risks

Harris Associates Value Portfolio

     The Portfolio will invest at least 65% of its total assets in stocks or securities that can be converted into stocks. The Subadviser may invest up to 25% of the assets in securities of non-U.S. companies and may invest up to 25% of the assets in lower quality, higher-yielding, bonds (junk bonds).

     The principal risks of investing in the Portfolio are:

     o The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances.

     o Investments in small to medium sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with small capitalizations may have a higher risk of failure than larger companies.

     o The portfolio manager's judgment that a particular security is under-valued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     o Securities of non-U.S. companies are subject to risks in addition to the normal risks of investments, such as changes in value related to changes in currency exchange rates, additional transaction costs and more difficulty in selling the securities.

     o Lower quality, higher-yielding, bonds (junk bonds) may have a greater potential return than higher quality bonds but also have a higher risk of default.

     o Engaging in short sales of stock can increase the losses of the Portfolio.

     o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payment you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

LPA Core Equity Portfolio

Investment Goal

LPA Core Equity Portfolio seeks long-term capital growth and income.

Principal Investment Strategies and Risks

LPA Core Equity Portfolio

     The Portfolio will invest at least 80% of its assets in the stocks of large, well-established companies that have a market capitalization greater than $1 billion. The stocks that the Portfolio will own will be substantially selected from among the stocks of companies represented in the Dow Jones Industrial Average (DJIA), but the Portfolio is not limited in its investment to companies in the DJIA and will purchase shares of other companies that meet its investment criteria.

The principal risks of investing in the Portfolio are:

     o The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances.

     o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

     o Although the Subadviser expects to invest in the stocks of companies listed in the DJIA, the Subadviser does not expect the Portfolio to have the same return as the Dow Jones Industrial Average.

     o The Portfolio is not required to be diversified and therefore the Subadviser may invest in a small number of companies. Investing in a small number of companies can increase the potential risk to the Portfolio if one of those companies is not successful.

     o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

Strong Growth Portfolio

Investment Goal

Strong Growth Portfolio seeks capital growth.

Principal Investment Strategies and Risks

Strong Growth Portfolio

     The Portfolio will invest at least 65% of its assets in stocks and securities that can be converted into stocks, which may include a substantial amount of stocks of companies that have a market capitalization of $3 billion or less. The Subadviser may also invest up to 25% of the assets in foreign securities, including investments directly in securities of non-U.S. Companies or depository receipts.

The principal risks of investing in the Portfolio are:

     o Investments in small- to medium-sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with smaller capitalizations may have a higher risk of failure than larger companies.

     o Securities of non-U.S. companies are subject to risks in addition to the normal risks of investments, such as changes in value related to changes in currency exchange rates, higher transaction costs and more difficulty in selling the securities.

     o General stock risks: The major risk of the Portfolio is that of investing in the stock market. That means the Portfolio may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your Portfolio's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

     o Growth-style investing: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Portfolio focuses on growth-style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

     o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

MFS Total Return Portfolio

Investment Goal

     MFS Total Return Portfolio seeks to provide above average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Principal Investment Strategies and Risks

MFS Total Return Portfolio

     The Portfolio seeks to meet its goal by investing between 40% and 75% of its assets in stocks and securities that can be converted into stocks and at least 25% of its assets in debt obligations, including up to 20% in lower-quality, higher-yielding bonds (junk bonds).

     The principal risks of investing in the Portfolio are:

     o The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or on issuer's financial circumstances.

     o The issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

     o Fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

     o Lower quality, higher-yielding, bonds (junk bonds) may have a greater potential return than higher quality bonds but also have a higher risk of default.

     o All securities fluctuate in value. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio. If you liquidate your investment in a Portfolio when the value is low, you have a greater risk of receiving less than the amount you originally invested.

PERFORMANCE

     The following charts provide information about the performance of each of the Portfolios. Information is shown from February 9, 1996 (the date the Portfolios were first offered for investment) through December 31, 2001. The bar charts show you how much the performance of each Portfolio has varied for each calendar year since it began operations. The amount of variation between years can show you how much risk there is in investing in a particular Portfolio. The tables compare the performance of each Portfolio to the performance of one or more broad market indexes. This comparison can show you how well the Portfolio performed against the market.

     The performance described below will give you an indication of how the Portfolios have performed in the past. Of course, past performance is not necessarily an indication of how the Portfolios will perform in the future. In addition, the fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


RS Diversified Growth Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                               1997         19.12%
                               1998         17.42%
                               1999        137.04%
                               2000        -30.87%
                               2001          4.33%



Best Quarter: Q4'98, up 64.88%     Worst Quarter: Q3'01, down 29.98%



                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years       Since Inception
                                ------          -------       ---------------
                                                            (February 9, 1996)*
RS Diversified
 Growth Portfolio                 4.33%**       23.58%**        16.31%**
Russell 2000 Small
 Company Index                    2.49%          7.52%           8.82%
S&P 500 Index                   -11.88%         10.70%          11.65%




* The date the Portfolio was first available for sale. The current Subadviser has been managing the Portfolio since May 1, 1997.

** During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

Harris Associates Value Portfolio

(The following table will be depicted as a bar chart in the printed material.)

               1997   25.56%
               1998    4.31%
               1999    4.65%
               2000   10.77%
               2001   17.37%


Best Quarter: Q4'98, up 14.91%    Worst Quarter: Q3'98, down 15.09%

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years       Since Inception
                                ------          -------       ---------------
                                                            (February 9, 1996)*
Harris Associates Value
 Portfolio                       17.37%**       12.88%**        13.79%**
S&P 500 Index                   -11.88%         10.70%          11.65%
Lipper Multi-Cap Value
 Index                            1.30%          9.73%          10.80%


* The date the Portfolio was first available for sale. The current Subadviser has been managing the Portfolio since May 1, 1997.

** During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

The Lipper Multi-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds.

LPA Core Equity Portfolio

(The following table will be depicted as a bar chart in the printed material.)

                      1997   24.71%
                      1998   12.04%
                      1999   20.05%
                      2000  -11.06%
                      2001   -2.77%

Best Quarter: Q2'97, up 14.71%  Worst Quarter: Q3'01, down 15.01%

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years       Since Inception
                                ------          -------       ---------------
                                                             (February 9, 1996)*
LPA Core Equity
 Portfolio                       -2.77%**        7.91%**         8.71%**
S&P 500 Index                   -11.88%         10.70%          11.65%
Lipper Large-Cap Value
 Index                           -8.58%          9.42%          10.46%

* The date the Portfolio was first available for sale. The current Subadviser has been managing the Portfolio since August 3, 2000.

** During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

The Lipper Large-Cap Value Index is a nonweighted index investing in stocks and corporate and government bonds.

Strong Growth Portfolio

(The following table will be depicted as a bar chart in the printed material.)

          1997      25.56%
          1998      30.43%
          1999      81.45%
          2000      -4.82%
          2001     -34.70%



Best Quarter: Q4'99, up 58.05%   Worst Quarter: Q1'01, down 27.80%

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years      Since Inception
                                ------          -------      ---------------
                                                            (February 9, 1996)*
Strong Growth Portfolio         -34.70%**       13.89%**        13.99%**
Russell 2000 Small
 Company Index                    2.49%          7.52%           8.82%
S&P 500 Index                   -11.88%         10.70%          11.65%


*    The date the Portfolio was first available for sale.

** During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks.

MFS Total Return Portfolio

(The following table will be depicted as a bar chart in the printed material.)

          1997     21.18%
          1998     11.98%
          1999      2.92%
          2000     16.16%
          2001      0.05%

Best Quarter: Q2'97, up 10.46%   Worst Quarter: Q3'01, down 5.49%

                  Average Annual Total Returns as of 12/31/01

                                1 Year          5 Years       Since Inception
                                ------          -------       ---------------
                                                            (February 9, 1996)*
MFS Total Return
 Portfolio                        0.05%**       10.48%**        10.24%**
Lehman Brothers Aggregate
 Bond Index                       8.44%          7.43%           6.90%
Lipper Balanced Fund
 Index                           -3.24%          8.37%           8.72%


*    The date the Portfolio was first available for sale.

** During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds.

The Lipper Balanced Fund Index is a nonweighted index of 210 funds investing in stocks and corporate and government bonds.

DESCRIPTION OF THE PORTFOLIOS

     Fundamental Policies. This Prospectus and the Statement of Additional Information for the Trust describe certain investment policies of the Portfolios as fundamental. The consent of the shareholders of a Portfolio (determined under the rules of the Securities and Exchange Commission) is required to change a fundamental policy. The Board of Trustees may change all other policies, percentage limits and investment goals of the Portfolios without the consent of shareholders or the holders of the Contracts who have assets invested in the Portfolios.

RS Diversified Growth Portfolio

     Before May 1, 1997, the Portfolio was called the Berkeley Smaller Companies Portfolio and it had a different investment goal and a different subadviser.

Investment Goal

     RS Diversified Growth Portfolio seeks long-term capital growth.

Implementation of Goal

     The Subadviser of the RS Diversified Growth Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

     o at least 65% in common and preferred stocks and warrants (collectively called stocks or equity securities) of small- to medium-sized companies, that is companies which have market capitalizations of $3 billion or less (warrants are securities that give the purchaser the right to buy common or preferred stock in the future at a price that is fixed when the purchaser buys the warrant);

     o in stocks and warrants of companies with market capitalizations greater than $3 billion;

     o in stocks and warrants of non-U.S. companies or stocks that trade in non-U.S. markets; and

     o    in  debt   securities   such  as   bonds,   including   lower-quality,
          higher-yielding bonds (junk bonds).

Principal Strategies

     The Subadviser seeks aggressively to find investment opportunities that other investors and investment advisers may not find. The Subadviser will buy stocks based on the Subadviser's evaluation of the company issuing the stock, the economic climate, the sector of the market in which the company's operations are involved and other investment factors that the Subadviser believes will mean the stock will increase in value. The Subadviser may buy and sell securities at different times than other investors or investment advisers. The Subadviser may invest a larger percentage of the assets of the Portfolio in a single stock than would many other investment advisers.

     The Subadviser may engage in short sales of stock when the Subadviser expects that the purchase price of the stock is going to go down. A short sale means that the Subadviser agrees to sell the stock at a fixed price, but does not deliver the stock until the sale date. A short sale protects the Portfolio from a loss if the price goes down, or allows the Portfolio to realize a profit on the stock. The Portfolio will not sell securities short if, immediately after and as a result of the sale, the value of the securities sold short by the Portfolio exceeds 25% of its total assets. The Portfolio will limit short sales of any one issuer's securities to 2% of the Portfolio's total assets and to 2% of any one class of the issuer's securities.

Portfolio Turnover Rate

     The Subadviser may actively trade the securities held by the Portfolio if the Subadviser decides that the trades will help the Portfolio meet its investment goal. Active trading can increase the portfolio turnover rate for the Portfolio. The portfolio turnover rate for the Portfolio was 347.18% in 2001. The rate may vary from year to year depending on markets and redemption requests.


Specific Risks of the Portfolio

     Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

     Smaller companies may have a greater risk of failing than more established companies. Stocks of undervalued companies may never achieve their potential value.

     Investing large amounts in one security can increase losses.

     Lower quality bonds have a greater risk of default than higher quality bonds.

     Engaging in short sales of stock can increase the losses of the Portfolio.

     Frequent trades of securities can increase costs of the Portfolio.

     Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments.

     All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser: RS Investment Management L.P.

Portfolio Manager: John L. Wallace of RS Investment Management L.P.

Harris Associates Value Portfolio

     Before May 1, 1997, the Portfolio had different investment goals, policies and restrictions and a different Subadviser.

Investment Goal

     Harris Associates Value Portfolio seeks long-term capital appreciation.

Implementation of Goals

     The Subadviser of the Harris Associates Value Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

     o at least 65% in common and preferred stocks and securities that can be converted into stocks such as convertible bonds and warrants (collectively called stocks or equity securities), including in stocks of smaller companies, that is companies with market capitalizations of less than $1 billion;

     o up to 25% in stocks or warrants of non-U.S. companies or stocks traded in non- U.S. markets;

     o    in  debt   securities   such  as  bonds  issued  by   governments   or
          corporations,   including   up  to  25%  of  its   total   assets   in
          lower-quality, higher-yielding bonds (junk bonds); and

     o    up to 10% in other investment companies, such as mutual funds.

Principal Strategies

     The Subadviser tries to find stocks for the Portfolio that the Portfolio can buy at a price that is significantly less than what the Subadviser believes the stock is worth. The Subadviser believes that the Portfolio will benefit if the Portfolio holds these undervalued stocks until they reach their potential value. The Subadviser uses several methods to evaluate the companies whose stock the Subadviser is considering for the Portfolio. The Subadviser relies primarily, however on how well the Subadviser believes the company can produce cash for its shareholders.

     The Subadviser may engage in short sales of stock when the Subadviser expects that the purchase price of the stock is going to go down. A short sale means that the Subadviser agrees to sell the stock at a fixed price, but does not deliver the stock until the sale date. The Portfolio may already own the stock, but a short sale protects the Portfolio from a loss if the price goes down, or allows the Portfolio to realize a profit on the stock. The Subadviser may use up to 20% of the total assets of the Portfolio for short sales of securities. The Subadviser will only sell stock short that it owns or that it has the right to purchase and for which it has already paid.

Portfolio Turnover Rate

     The portfolio turnover rate for the Portfolio for 2001 was 60.26%. The rate may vary from year to year depending on markets and redemption requests.


Specific Risks of the Portfolio

     Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

     Stocks of undervalued companies may never achieve their potential value.

     Smaller companies may have a greater risk of failing than more established companies.

     Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments.

     Lower quality bonds have a greater risk of default than higher quality bonds.

     Engaging in short sales of stock can increase the losses of the Portfolio.

     Purchasing shares of other investment companies may result in the Portfolio paying for some administrative costs both through the investment company it purchases and directly.

     All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser: Harris Associates L.P.

Portfolio Managers: Kevin Grant and Floyd Bellman of Harris Associates L.P.


LPA Core Equity Portfolio (formerly Lexington Corporate Leaders Portfolio)

Investment Goal

     LPA Core Equity Portfolio seeks long-term capital growth and income.

Implementation of Goal

     The Subadviser of the LPA Core Equity Portfolio seeks to meet the goal of the Portfolio by investing the assets of the Portfolio in the common stocks of large, well-established companies. These are companies that have a market capitalization greater than $1 billion, an established history of earnings and dividend payments and a large number of publicly held shares with high trading volume and a high degree of liquidity.


Principal Strategies

     The stocks that the Subadviser will select for the Portfolio will be substantially selected from among the stocks of companies represented in the Dow Jones Industrial Average. The stocks will be selected from a list of the stocks of approximately 100 companies that the Subadviser considers "corporate leaders." These are companies that meet the standards listed above, which the Subadviser has set for the investments of the Portfolio. Under normal circumstances, the Subadviser will invest the assets of the Portfolio equally among all of those stocks. The Subadviser does not have to invest in the stocks of all of the companies listed on the Dow Jones Industrial Average and may invest in stocks of companies not listed on the Dow Industrial Average if the Subadviser believes that those companies meet the high standards it applies in selecting stocks for the Portfolio.

     The Subadviser is not required to diversify the assets of the Portfolio. The Subadviser can invest one-half of the assets of the Portfolio in as few as two companies by investing up to 25% of the total assets in the stocks of each company. The Subadviser can invest the other half of the assets in as few as ten companies by investing up to 5% of the total assets in the stocks of each company.

     The Dow Jones Industrial Average is a list put together by Dow Jones & Company of companies that meet certain high standards and that represent dominant firms in their respective industries. The return of the stocks on the Dow Jones Industrial Average is used to measure the daily performance of the stock markets. The Portfolio is not sponsored by Dow Jones & Company nor is it an affiliate of Dow Jones & Company. The term "Dow Jones Industrial Average" and the abbreviation "DJIA" are trademarks of Dow Jones & Company.

Portfolio Turnover Rate

     The portfolio turnover rate for the Portfolio for 2001 was 84.14%. The rate may vary from year to year depending on markets and redemption requests.


Specific Risks of the Portfolio

Although the Subadviser expects to invest in the stocks of companies listed in the Dow Jones Industrial Average, the Subadviser does not expect the Portfolio to have the same return as the Dow Jones Industrial Average.

     Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

     Since the Portfolio is not diversified, it can invest a large percentage of the assets in a small number of different companies, which means there is a larger risk to the Portfolio if one of those companies is not successful.

     All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser: London Pacific Advisory Services, Inc.

Portfolio  Manager: David L. Ruff CFA of London Pacific Advisory Services, Inc.


Strong Growth Portfolio

Investment Goal

Strong Growth Portfolio seeks capital growth.

Implementation of Goals

     The Subadviser of the Strong Growth Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

     o at least 65% in common and preferred stocks and securities that can be converted into stocks, such as warrants and convertible bonds (collectively called stocks or equity securities); the stocks may include a substantial amount of stocks of small to medium sized companies, that is companies with market capitalizations of $3 billion or less;

     o up to 35% in debt obligations, such as bonds, issued by governments or corporations, including up to 5% in debt which is considered below investment grade, which may be lower-quality, higher-yielding bonds (junk bonds);

     o up to 25% in foreign investments either directly or indirectly through depository receipts, which are securities traded in U.S. dollars in U.S. markets, but which represent an indirect interest in non-U.S. companies.

Principal Strategies

     The Strong Growth Portfolio focuses on stocks of companies that its manager believes are reasonably priced and has above-average growth potential. The Portfolio can include stocks of any size. The manager may decide to sell a stock when the company's growth prospects become less attractive. The Portfolio's active trading approach may increase the Portfolio's costs.

     The manager may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Portfolio if the market goes up. In this case, the Portfolio may not achieve its investment goals.

Portfolio Turnover Rate

     The Subadviser may actively trade the securities held by the Portfolio if the Subadviser decides that the trades will help the Portfolio meet its investment goal. Active trading can increase the portfolio turnover rate for the Portfolio. The portfolio turnover rate for the Portfolio was 402.20% in 2001. The rate may vary from year to year depending on markets and redemption requests.


Specific Risks of the Portfolio

     Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

     Smaller companies may have a greater risk of failing than more established companies.

     Stocks of undervalued companies may never achieve their potential value.

     Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments.

     There is a risk in using derivative transactions that the security may not go up or down as the Subadviser anticipates, resulting in a loss to the Portfolio.

     Frequent trades of securities can increase costs of the Portfolio.

     All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser:  Strong Capital Management, Inc.

Portfolio Manager: Mr. Ronald C. Ognar of Strong Capital Management, Inc.

MFS Total Return Portfolio

Investment Goal

     MFS Total Return Portfolio seeks to provide above average income (compared to a portfolio invested entirely in equity securities) consistant with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Implementation of Goal

     The Subadviser of the MFS Total Return Portfolio seeks to meet the goal of the Portfolio by investing the total assets of the Portfolio:

     o at least 40% and no more than 75% in common and preferred stocks and securities that can be converted into stocks, such as warrants and convertible bonds (collectively called stock or equity securities);

     o at least 25% in debt obligations, such as bonds, that produce income (fixed income securities), including short-term obligations and including up to 20% of the assets in lower-quality, higher-yielding bonds (junk bonds).

Principal Strategies

     The Subadviser selects investments for the Portfolio that it believes will provide the Portfolio with a return that includes both above average income from its investments (that is more income than you would receive from investing only in stocks) and growth of capital from its investments.

     The Subadviser will select investments for the Portfolio from a broad list of securities that may be diversified among different types of companies and different industries. The Subadviser will divide the assets between equity and fixed income securities based on the Subadviser's evaluation of the then current economic and market conditions and which securities will best help the Portfolio meet its investment goal under those conditions.

Portfolio Turnover Rate

     The Subadviser may actively trade the securities held by the Portfolio if the Subadviser decides that the trades will help the Portfolio meet its investment goal. Active trading can increase the portfolio turnover rate for the Portfolio. The portfolio turnover rate for the Portfolio was 114.50% in 2001. The rate may vary from year to year depending on markets and redemption requests.


Specific Risks of the Portfolio

     Stocks tend to go up and down in value more than bonds or other debt (fixed income) securities.

     Lower quality bonds have a greater risk of default than higher quality bonds.

     All of the above factors can reduce the return you may receive from an investment in the Portfolio. You should review carefully the discussion below in the Section called Investment Strategies and Risks of the Portfolios. That section discusses the above risks and some additional strategies and risks that could affect the return you receive from an investment in the Portfolio.

Subadviser:  Massachusetts Financial Services Company.

Portfolio Manager: David M. Calabro of Massachusetts Financial Services Company is the head of a team of Portfolio managers responsible for the equity portion of the Portfolio. David S. Kennedy, also of Massachusetts Financial Services Company, is responsible for the management of the fixed income portion of the assets.

Investment Strategies and Risks of the Portfolios

     The following strategies will be used by some or all of the Portfolios. Unless otherwise noted, the strategies and risks apply to all Portfolios. These strategies can affect the return you receive from your investment in a Portfolio.

     Investment Goals. The above discussion lists investment goals for each of the Portfolios described in this document. There is no assurance that the Subadvisers will achieve the investment goals described above or any other investment goals for the Portfolios. Furthermore, the Board of Trustees of the Trust may change the investment goals of any of the Portfolios at any time, without the consent of the shareholders or the holders of the Contracts who have assets invested in the Portfolios.

     Market Risks. All securities have market risk. The Subadvisers invest in different types of securities and investment techniques all of which involve varying amounts of risk. The value of bonds and other fixed income securities will go up and down in response to changes in interest rates charged by the Federal Reserve Bank and the lending banks. Stocks may be affected by the overall domestic and international economies and by changes in demand for certain products or in certain parts of the market.

     Investments in Stocks. The investment strategies of all Portfolios involve investing in stocks. Stocks tend to go up and down in value more than do bonds or other debt obligations (fixed income securities), making them more volatile. Volatile securities have a greater potential return than do fixed income securities, but have more risk of loss. Although, in the past, stocks that have been held for a long period of time have provided higher returns than less volatile securities, there is no assurance that they will do so in the future.

     Investment in Bonds. The value of bonds and other debt obligations (fixed income securities) will change when interest rates change. If interest rates go down, the market value of bonds held by the Portfolio that pay higher interest rates increases; however if interest rates go up, the market value of bonds held by the Portfolio that pay lower interest rates goes down.

     Smaller Companies. The Strong Growth Portfolio and the RS Diversified Growth Portfolio will invest in the stocks of smaller companies. The Harris Associates Value Portfolio may also invest in such stocks. Investment in the stocks of smaller companies has risks in addition to the risk of investing in any stocks. Smaller companies have less capitalization than larger companies and a greater risk of failing. Smaller companies may be less diversified than larger companies and therefore may be more at risk from economic changes that affect only specific industries or markets.

     Investing in Larger Companies. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during an extended period of economic expansion.

     Purchasing for Value. When a Subadviser purchases stocks of companies that other investors have not recognized as having value, there is a risk that those stocks will never be recognized by other investors and therefore may not achieve their potential value. This is an investment risk of the Harris Associates Value Portfolio and the RS Diversified Growth Portfolio.

     Limited Diversification. Each of the Portfolios, except the LPA Core Equity Portfolio, is diversified as described in the Investment Company Act of 1940. Although the LPA Core Equity Portfolio is not diversified as defined by the Investment Company Act of 1940, it will invest its assets so that it meets the diversification requirements necessary to qualify it as a regulated investment company under Subchapter M of the Internal Revenue Code. Investing larger amounts in the securities of only a few companies can increase the potential losses of the Portfolio, since a loss on that stock would have a larger effect on the Portfolio than a loss on a stock in which the Portfolio has a smaller interest. There is potentially a larger risk to the Portfolio if one of its investments is not successful, or if there is a downturn in the industry in which one of its investments is involved.


     Derivatives. Derivatives can be volatile investments and involve certain risks. A Portfolio may be unable to limit its losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Portfolio. Leverage may exaggerate losses of principal. The amount of gains or losses on investments in futures contracts depends on the investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. This risk applies to all Portfolios.

     Foreign Securities. Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments. The value of non-U.S. securities will change as the exchange rates for the currency in the countries where the companies are located change. Some countries do not have the same kinds of laws that protect the purchasers of securities, as do countries with more established markets such as the United States.

     Therefore, there is more risk in purchasing securities issued by companies located in those countries. In addition, there may be less information available about non-U.S. issuers, delays in settling sales of foreign securities and governmental restrictions or controls that can adversely affect the value of securities of foreign companies. Securities of foreign companies may not be as easy to sell as securities of U.S. companies. The Portfolio may incur additional costs in handling foreign securities, such as increased sales costs and custody costs.


     Repurchase Agreements. Under a repurchase agreement the purchaser acquires a debt instrument for a relatively short time. The seller of the debt instrument agrees to repurchase the instrument and the purchaser agrees to resell the instrument at a fixed price and time. Repurchase agreements give the Portfolio the potential for increased returns, but also have similar market risks to those of investing in mortgage dollar roll transactions described below. If the value of the security that will be repurchased increases above the repurchase price, the Portfolio will benefit. However, if the value goes down, the Portfolio will be purchasing a security at a price higher than its value. In addition in a repurchase agreement, there is a risk that the other party will refuse to resell the security at the end of the transaction period. The purchaser receives collateral from the seller to back up the seller's agreement to repurchase; however, there is a risk that the collateral may not be worth the amount paid by the purchaser for the instrument. The purchaser may also have difficulty selling the collateral.

     Mortgage Dollar Roll Transactions. The Strong Growth Portfolio may engage in mortgage dollar roll transactions. Mortgage dollar roll transactions have risks that are similar to those of reverse repurchase agreements. These transactions can increase the return of a Portfolio if the market value of the security sold by the Portfolio goes up to a price higher than the price at which the Portfolio can repurchase the security. However, if the market value goes down, the Portfolio will be purchasing a security at a price that is higher than its market value.

     Borrowing. All of the Portfolios may borrow money for temporary or emergency purposes. Most of the Portfolios can engage in borrowing by investing in dollar roll transactions, repurchase agreements or similar securities. Some Portfolios can borrow money or securities to increase the return on a Portfolio. Borrowing money or securities increases the assets that a Portfolio has available to invest. If the investments are profitable, the return for the Portfolio is enhanced. However, if the investments lose value, the losses are exaggerated.

     Lending Securities. Lending securities means that the Portfolio lends securities that the Portfolio owns to a third party for a fee. The Portfolio holds other assets of the borrower as collateral to insure the repayment of the securities loaned. Lending Portfolio securities may result in losses to the Portfolio if the borrower does not repay the securities loaned and the Portfolio is unable to sell the collateral for an amount equal to the value of the loaned securities.

     Below Investment Grade Bonds or Junk Bonds. The investment strategies of the MFS Total Return Portfolio and the Harris Associates Value Portfolio involve investing in lower quality bonds. Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher-grade bonds. The higher interest rates can give investors a higher return on their investment.


     Short Sales. The RS Diversified Growth Portfolio and the Harris Associates Value Portfolio may engage in short sales. Engaging in short sales of stock can increase the losses of the Portfolio if the value of the stock increases before the Portfolio buys the stock to cover the short sale.

     Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of its assets in securities which it cannot easily sell or which it cannot sell quickly (within seven days) without taking a reduced price for them (illiquid securities). Any Portfolio may invest in securities that the Portfolio cannot sell unless it meets certain restrictions (restricted securities). The restrictions usually relate to the initial sale of the security, such as securities purchased in a private transaction or securities sold only to qualified purchasers. It may take the Subadvisers more time to sell illiquid or restricted securities than it would take them to sell other securities. The Portfolio might be forced to sell the securities at a discount or be unable to sell securities at all that are losing value.

     Cash Investments. In addition to the investments described above for each Portfolio, each Subadviser may keep a portion of a Portfolio's assets in cash or in investments that are as liquid as cash such as money market mutual funds. The Subadvisers keep the cash available to meet unexpected expenditures such as redemptions. Investments in cash or similar liquid securities (cash equivalents) generally do not provide as high a return as would assets invested in other types of securities.

     Defensive Positions. The Subadvisers have described their strategies for investing the assets of each Portfolio under normal market conditions. Under extraordinary market, economic, political or other conditions, the Subadvisers may not follow their normal strategies, but instead may take certain temporary, defensive actions. These actions may include moving all assets to cash or cash equivalent investments or taking extraordinary steps to limit losses in response to adverse conditions. Defensive actions may prevent a Portfolio from achieving its investment goal.

     Portfolio Turnover. Some of the Subadvisers may buy and sell securities for the Portfolios frequently, which increases a Portfolio's portfolio turnover rate. That rate is the percentage of all the net assets of a Portfolio that are bought and sold during a year. The higher the portfolio turnover rate, the higher will be the related transaction costs, such as brokerage costs, charged to the Portfolio. The Subadvisers that actively trade Portfolio assets expect that the potentially improved performance from frequent transactions will offset the higher costs; however, higher transaction costs can reduce the return of the Portfolio.


MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

     Background. LPIMC Insurance Marketing Services has been the investment adviser for each Portfolio since its inception. The day-to-day decisions about the investment of assets are made by one or more Portfolio Managers who work for a Subadviser appointed by the investment adviser for each Portfolio. The investment adviser maintains its principal office at 2880 Gateway Oaks Drive, Suite 150, Sacramento, California 95833. The investment adviser is a wholly-owned subsidiary of London Pacific Life and Annuity Company, which is a wholly-owned subsidiary of London Pacific Group Limited, a corporation listed on the New York and London Stock Exchange. As of December 31, 2001, London Pacific Group Limited had a market capitalization of over $244 million and, either directly or through its subsidiaries, managed or administered funds having total assets in excess of $5.6 billion. London Pacific Life and Annuity Company issues the Contracts through which you may invest in the Portfolios. The investment adviser has been registered as an investment adviser with the Securities and Exchange Commission since 1995.


     Investment Advisory Agreement. The Board of Trustees oversees the investment of the assets of each Portfolio. The Board, on behalf of the Trust and its Portfolios, has entered into an Investment Advisory Agreement with the investment adviser. The agreement authorizes the investment adviser to manage the investment of the assets of each Portfolio, based on the investment goals and policies of each Portfolio. The investment adviser must develop a program for investing the assets of each Portfolio that is consistent with the investment goal of each Portfolio and that follows the policies and restrictions that the Board of Trustees has set for the Portfolios. This Prospectus and the Statement of Additional Information describe these policies. (See the back cover of this prospectus to find out how to get a free copy of the Statement of Additional Information.) The investment adviser is responsible for determining the securities to be bought, sold, held or lent by each Portfolio and for carrying out those transactions.


     Compensation. The investment adviser receives a fee, monthly, from each Portfolio for management of the net assets of the Portfolio. The investment adviser calculates the fee based on the average daily net assets of each Portfolio. During 2001, the last fiscal year of the Portfolio, each of the Portfolios paid the investment adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the
Portfolios:

RS Diversified Growth ........................   0.95%
Harris Associates Value ......................   1.00%
LPA Core Equity...............................   0.50%
Strong Growth ................................   0.75%
MFS Total Return .............................   0.75%


     The percentage of net assets paid to the investment adviser as an investment advisory fee for each Portfolio changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

     Under the Investment Advisory Agreement, the Trust is obligated to pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of a Portfolio:


                                     ADVISORY FEE
PORTFOLIO                     (as a % of average daily net assets)

RS Diversified Growth       .95% of first $10 million
                            .90% of the next $25 million
                            .85% of the next $165 million
                            .80% over and above $200 million

Harris Associates Value    1.00% of first $25 million
                            .85% of next $75 million
                            .75% over and above $100 million

LPA Core Equity              All assets 0.50%

Strong Growth               .75% of first $150 million
                            .70% of next $350 million
                            .65% over and above $500 million

MFS Total Return            .75% of first $200 million
                            .70% of the next $1.1 billion
                            .65% over and above $1.3 billion


     Other Services and Expenses. The investment adviser is also responsible for the operation of each Portfolio and the supervision of others who provide services to the Portfolios such as custodians, accountants and transfer agents. The investment adviser must provide office space and the services of personnel to carry out the operations of the Portfolios. The investment adviser pays all ordinary office expenses for the Trust and the Portfolios. The investment adviser also pays the salaries and costs of persons employed by the investment adviser who serve as officers or Trustees of the Trust. The Portfolios are responsible for all their own direct expenses such as fees of custodians, accountants, transfer agents and unaffiliated trustees. London Pacific Life and Annuity Company has voluntarily agreed to reimburse each of the Portfolios through December 31, 2002 for their expenses (other than brokerage commissions) that exceed the following annual percentages of average daily net assets:

RS Diversified Growth .......................  1.39%
Harris Associates Value......................  1.29%
Strong Growth ..............................   1.29%
LPA Core Equity ............................   1.29%
MFS Total Return............................   1.29%

     London Pacific Life and Annuity Company may withdraw or modify this policy of expense reimbursement in the future.

Subadvisers and Portfolio Management

     Subadvisory Agreements. The investment advisory agreement allows the investment adviser to contract with third parties to provide some or all of its duties to the Portfolios under the Investment Advisory Agreement. The investment adviser has contracted with the Subadvisers listed below to provide day to day management of the assets of each of the Portfolios. Under the terms of the agreements between each Subadviser and the investment adviser, the Subadviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Subadviser follows the policies set by the investment adviser and the Board of Trustees for each of the Portfolios.

     Compensation. Under the Subadvisory Agreements, the investment adviser has agreed to pay each Subadviser a fee for its services out of the fees the investment adviser receives from the Portfolios. During 2001, the last fiscal year of the Portfolios, the investment adviser paid each of the Subadvisers fees based on the following percentage of each Portfolio's average daily net assets:


RS Diversified Growth Portfolio.........................  0.70%
Harris Associates Value Portfolio.......................  0.75%
LPA Core Equity Portfolio...............................  0.25%
Strong Growth Portfolio.................................. 0.50%
MFS Total Return Portfolio............................... 0.50%


     The percentage of net assets paid to the Subadvisers as fees for their services to each Portfolio changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

     Under the terms of each Sub-Advisory Agreement, the Adviser shall pay to each Sub-Adviser, as full compensation for services rendered under the
Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:



                                       SUB-ADVISORY FEE
 PORTFOLIO                    (as a % of average daily net assets)

RS Diversified Growth       .70% of first $10 million
                            .65% of the next $25 million
                            .60% of the next $165 million
                            .55% over and above $200 million

Harris Associates Value .75% of first $25 million .60% of next $75 million .50% over and above $100 million

LPA Core Equity             All assets .25%

Strong Growth               .50% of first $150 million
                            .45% of the next $350 million
                            .40% over and above $500 million

MFS Total Return            .50% of first $200 million
                            .45% of the next $1.1 billion
                            .40% over and above $1.3 billion


RS Diversified Growth Portfolio

     Subadviser. RS Investment Management L.P. has been the Subadviser of the RS Diversified Growth Portfolio since May 1, 1997.

     The Subadviser was formed in 1993 and has been registered as an investment adviser with the Securities and Exchange Commission since 1993. It maintains its principal office at 388 Market Street, San Francisco, California 94104. The Subadviser is principally owned by senior managers and portfolio managers of RS Investment Management L.P. As of December 31, 2001, the Subadviser and its investment advisory affiliates were managing in excess of $7.1 billion for public and private investment funds.


     Portfolio Manager. John L. Wallace is responsible for the day to day management of the assets of the Portfolio. Mr. Wallace has been a portfolio manager with the Subadviser since July 1995. From 1990 until joining Robertson, Stephens & Company, Mr. Wallace was a Vice President of Oppenheimer Funds, Inc. From 1991 through June 1995, he was the portfolio manager of the Oppenheimer Main Street Income and Growth Fund and from 1990 through June 1995, he was the manager of the Oppenheimer Total Return Fund. Mr. Wallace received his B.A. from the University of Idaho and his M.B.A. from Pace University.

Harris Associates Value Portfolio

     Subadviser. Harris Associates L.P. has been the Subadviser of the Harris Associates Value Portfolio since May 1, 1997. The Subadviser has been in business as an investment adviser since 1976. It maintains its principal office at 2 North LaSalle Street, Chicago, Illinois 60602. The Subadviser is a wholly owned subsidiary of Nvest, which is a publicly traded limited partnership that owns investment management firms. A majority of the limited partnership interests in Nvest are owned by Metropolitan Life Insurance Company. As of December 31, 2000, the Subadviser was managing in excess of $20.8 billion for its clients.


     Portfolio Manager. Kevin Grant and Floyd Bellman are primarily responsible for the day-to-day management of the Portfolio. Mr. Grant has been employed by Harris Associates L.P. since 1988 and is a Portfolio Manager of The Oakmark Fund. Mr. Grant is a Chartered Financial Analyst and holds a BS degree from the University of Wisconsin and an M.B.A. degree from Loyola University. Mr. Bellman joined Harris Associates L.P. in 1995. From 1989 to 1995, Mr. Bellman was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank. Mr. Bellman is a Chartered Financial Analyst and received his BBA from the University of Wisconsin.

LPA Core Equity Portfolio

     Subadviser. London Pacific Advisory Services, Inc. has been the Subadviser of the LPA Core Equity Portfolio since August 3, 2000. Lexington Management
Corporation was the Subadviser of the LPA Core Equity Portfolio (formerly, Lexington Corporate Leaders Portfolio) from February 9, 1996, the date the Portfolio was first available for sale, until August 2, 2000. London Pacific Advisory Services, Inc. (LPA) (formerly known as Select Advisors, Inc.), located at 2880 Gateway Oaks Drive, Suite 150, Suite 290, Sacramento, California 95833, began operations in 1983 through its predecessor company, and is a registered investment adviser. LPA and affiliated companies provide financial services for clients with assets in excess of $1.5 billion. LPA is a wholly-owned subsidiary of the London Pacific Group Limited, Minden House, 6 Minden Place, St. Helier, Jersey JE1 1AE, Channel Islands, a corporation listed on the New York and London Stock Exchanges with a market capitalization of over $487 million. The London Pacific Group Limited, which manages or administers funds valued at approximately $5.6 billion (including the assets managed by LPA) as of December 31, 2001, maintains offices in Jersey (Channel Islands), Sacramento, Raleigh and San Francisco.



Portfolio  Manager.

     Portfolio Manager. The investment professional primarily responsible for the daily management of the Portfolio is David L. Ruff, CFA. David Ruff has 13 years of investment experience, and began with the LPA predecessor company in 1987.



Strong Growth Portfolio

     Subadviser. Strong Capital Management, Inc. ("Strong") is the subadviser for the Strong Growth Portfolio. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $46 billion as of December 31, 2001. Strong's address is P.O. Box 2936, Milwaukee, Wisconsin 53201.

     Portfolio Manager. Ronald C. Ognar, a Chartered Financial Analyst with more than 30 years of investment experience, is primarily responsible for the Strong Growth Portfolio. He joined Strong in April 1993, after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. In addition to his duties as portfolio manager of the Strong Growth Portfolio, Mr. Ognar has managed the Strong Growth Fund and the Strong Growth 20 Fund since their inception on December 1993, and June 1997, respectively. In addition, he has co-managed the Strong Large Cap Growth Fund since December 1994, the Strong Advisor Mid Cap Growth Fund since January 1999, the Strong Mid Cap II since June 1995, and Strong Advisory Funds since November 2000.

MFS Total Return Portfolio

     Subadviser. Massachusetts Financial Services Company has been the Subadviser of the MFS Total Return Portfolio since February 9, 1996, the date the Portfolio was first made available to the public. The Subadviser is the oldest mutual fund organization in the United States. The Subadviser and its predecessor organizations have a history of money management dating from 1924. It maintains its principal office at 500 Boylston Street, Boston, Massachusetts 02116. The Subadviser is an indirect subsidiary of Sun Life Assurance Company of Canada, which is one of the largest international life insurance companies. As of December 31, 2001, the Subadviser was managing approximately $138 billion in assets.


     Portfolio Manager. A team of investment professionals is responsible for the day-to-day management of the MFS Total Return Portfolio. David M. Calabro, a Senior Vice President of the Subadviser, is the head of the management team and a manager of the common stock portion of the assets of the Portfolio. Mr. Calabro, a Senior Vice President of MFS, has been employed by the Subadviser as a portfolio manager since 1992. David S. Kennedy, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since June 28, 2000. Mr. Kennedy is the manager of the Portfolio's fixed income securities. Constantinos G. Mokas, a Senior Vice President of MFS, has been a portfolio manager of the Portfolio since April 1, 1998, and has been employed by the Sub-Adviser as a portfolio manager since 1990. Mr. Mokas is the manager of the equity portion of the Portfolio. Lisa B. Nurme, a Senior Vice President of MFS, has been employed by the Subadviser as a portfolio manager since 1987. Ms. Nurme is a manager of the common stock portion of the Portfolio. Each individual became a portfolio manager of the Portfolio on July 19, 1995. Kenneth J. Enright, a Senior Vice President of MFS, has been employed by the Subadviser as a portfolio manager since 1986. Mr. Enright became a manager of the common stock portion of the Portfolio on January 15, 1999.


PERFORMANCE OF THE PORTFOLIOS

     Performance information for the Portfolios of the Trust, including a bar chart and average annual total return information since the inception of the Portfolios, is contained in this Prospectus under the heading "Performance."


COMPARABLE PERFORMANCE

Public Fund Performance

     Each of the RS Diversified Growth Portfolio, the Harris Associates Value Portfolio, the Strong Growth Portfolio and the MFS Total Return Portfolio has a substantially similar investment objective and follows substantially the same investment strategies as certain mutual funds whose shares are sold to the public. Each of these public mutual funds is managed by the same Subadviser which manages each of the corresponding Portfolios.

     The historical performance of each of these public mutual funds is shown below. This performance data should not be considered as an indication of future performance of the Portfolios. The public mutual fund performance figures shown below:

     o reflect the deduction of the historical fees and expenses paid by the public mutual funds and not those to be paid by the Portfolios;

     o do not reflect Contract fees or charges imposed by London Pacific Life and Annuity Company. Investors should refer to the separate account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on Portfolio performance.

     The Portfolios and their corresponding public mutual fund series are expected to hold similar securities. However, their investment results are expected to differ for the following reasons:

     o differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections;

     o    differences in the relative weightings of securities;

     o    differences in the price paid for particular portfolio holdings;

     o    differences relating to certain tax matters.

     The following table shows average annualized total returns for each comparable public mutual fund for their fiscal 2001 years (ended December 31, 2001, except September 30, 2001 for the MFS Total Return Fund). Also shown are performance comparisons between these public mutual funds and comparable indices.

                                                               Since        Inception
Fund                                      1 Year    5 Year    Inception        Date
----                                      ------    ------    ---------        ----
RS Diversified
  Growth Fund                             1.88%     22.90%      25.89%       8/1/96
Standard & Poor's 500
Stock Index                             -11.88%     10.68%      12.68%       8/1/96
Russell 2000 Small
  Company Index                           2.49%      7.52%       9.61%       8/1/96


                                                                         Since        Inception
 Fund                                    1 Year   5 Year     10 Year    Inception       Date
 ----                                   ------     ------    -------    ---------       ----
Oakmark Fund of
  the Harris Associates
  Investment Trust                       18.29%    10.24%      17.69%     19.95%       8/5/91
Standard & Poor's 500
  Stock Index                           -11.88%    10.68%      12.93%     13.34%       7/31/91
Lipper Multi-Cap
  Value   Index                          1.30%      9.72%      12.30%     12.66%       7/31/91

                                                             Since         Inception
Fund                                    1 Year    5 Year    Inception       Date
----                                    ------     ------   ---------       ----

Strong Growth Fund                     -34.39%      9.52%      15.26%      12-31-93
Standard & Poor's
 500 Stock Index                       -11.88%     10.68%      13.98%        1-1-94
Russell 2000 Small
 Company Index                           2.49%      7.52%       9.79%        1-1-94


                                                                     Since      Inception
Fund                                   1 Year    5 Year  10 Year   Inception     Date
                                       ------    ------  -------   ---------     ---------
MFS Total
 Return Fund                           -0.10%    10.52%   11.28%    11.57%        10-6-70
Lehman Brothers
  Aggregate Bond
  Index                                12.95%     8.06%    7.76%     9.39%         1-1-76
Lipper Balanced
 Fund Index                           -10.33%     8.19%    9.58%    10.75%        9-30-70



Description of Indices Used

Standard & Poor's 500 Composite Stock Price Index

An unmanaged index generally considered to be representative of the stock market.

Russell 2000 Small Company Index

An unmanaged index of 2000 small company stocks.

Lipper Multi-Cap Value Index

A nonweighted index investing in stocks and corporate and government bonds.

Lehman Brothers Aggregate Bond Index

An unmanaged index of average yield U.S. investment grade bonds.

Lipper Balanced Fund Index

A nonweighted index investing in stocks and corporate and government bonds.

Legal Proceedings

     Neither the Trust nor any Portfolio is involved in any material legal proceedings. Neither the investment adviser nor any Subadviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.

PORTFOLIO SHARES

Price of Shares

     The Portfolios are available as investment options under the Contracts. The insurance companies offering the Contracts will purchase and sell shares for you when you direct them to do so under the terms of your Contract. The Portfolios will buy or sell shares at the price determined at the end of each day during which the New York Stock Exchange is open for trading (see Net Asset Value, below). The Portfolio must receive your order by 4:00 p.m. eastern time for you to receive the price for that day. The Portfolio will buy or sell shares for orders it receives after 4:00 p.m. at the price calculated for the next day on which the New York Stock Exchange is open.

Placing Orders for Shares

     The prospectus for your Contract describes the procedures for investing your purchase payments in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from your insurance company or from the person who sold you the Contract. The investment adviser and the life insurance company will not consider an order to buy or sell shares in the Portfolios as received until the order meets the requirements for documentation or signatures described in the prospectus for your Contract. The Portfolios do not charge any fees for selling (redeeming) shares. You should review the prospectus for your Contract to see if the insurance company charges any fees for redeeming your interest in the Contract or for moving your assets from one Portfolio to another. Payment for Redemptions

     Payment for orders to sell (redeem) shares will be made within seven days after the investment adviser receives the order.

Suspension or Rejection of Purchases and Redemptions

     The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Net Asset Value

     The investment adviser calculates the value or price of each share of each Portfolio (net asset value per share) at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The investment adviser determines the value of all assets held by each Portfolio at the end of the day, subtracts all liabilities and divides the total by the total number of shares outstanding. The investment adviser provides this value to the insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which the investment adviser will buy or sell shares in the Portfolios for orders it receives that day. The investment adviser determines the value of the net assets of the Portfolio by obtaining market quotations, where available, Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the investment adviser based on policies adopted by the Board of Trustees.

     Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. rather than 4:00 p.m. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.

Dividends and Distributions

     Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. The insurance companies generally direct that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.

Tax Matters

     The Trust intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Trust expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

     The Trust and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Trust will generally only be available through the purchase of a variable life insurance or annuity contract. Income tax consequences to Contract owners who allocate premiums to Trust shares are discussed in the prospectus for the Contracts that is attached at the front of this Prospectus.

DISTRIBUTION OF SHARES

Sales Charges

     You will not have to pay any fees or sales charges for investing in a Portfolio or for withdrawing money from a Portfolio. You may have to pay sales charges on payments you make to your Contract or on amounts you withdraw from the Contract. The prospectus for the Contract you have purchased describes those charges.

Classes of Shares

     The Trust has the authority to issue two classes of shares - Class A and Class B. the shares offered by this prospectus are Class A Shares. As of the date of this prospectus, the Trust has not offered or sold any Class B shares.

Additional Information

     This Prospectus sets forth concisely the information about the Trust and each Portfolio that you should know before you invest money in a Portfolio. Please read this prospectus carefully and keep it for future reference. The Trust has prepared and filed with the Securities and Exchange Commission
(Commission) a Statement of Additional Information that contains more information about the Trust and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Trust at 1-800-852-3152 or by writing to the Trust at the following address: 1755 Creekside Oaks Drive, Sacramento, CA 95833.

FINANCIAL HIGHLIGHTS

Financial Information

     The following information is intended to help you understand the financial performance of the Portfolios since the time they were first offered to the public. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. The information applies to a single share throughout each year indicated. This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, whose unqualified report thereon is included in the annual report for the Trust. The annual report is incorporated by reference into the Statement of Additional Information for the Trust. You will find information about how to get a free copy of the annual report and Statement of Additional Information on the back cover of this prospectus.


                              FINANCIAL HIGHLIGHTS

                                                                     LPT Variable Insurance Series Trust
                                                                          Financial Highlights
                                                              For a Share Outstanding Throughout the Period


                                                                        Harris Associates Value Portfolio (1)
                                                                        -------------------------------------

                                         Year Ended          Year Ended          Year Ended     Year Ended           Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period           $14.47            $13.95             $14.03             $13.45               $11.86

Income from Investment Operations:
Net investment income (a)                        0.05              0.12               0.05               0.10                 0.08
Net realized and unrealized gain on investments  2.38              1.27               0.61               0.48                 2.94
                                                 ----              ----               ----               ----                 ----
Total from investment operations                 2.43              1.39               0.66               0.58                 3.02
                                                 ----              ----               ----               ----                 ----
Less Distributions:
Dividends from net investment income            (0.13)            (0.05)             (0.09)              0.00                (0.05)
Distributions from net realized gains           (0.64)            (0.82)             (0.65)              0.00                (1.38)
                                                -----             -----              -----               ----                -----
Total distributions                             (0.77)            (0.87)             (0.74)              0.00                (1.43)
                                                -----             -----              -----               ----                -----
Net Asset Value, End of  Period                $16.13            $14.47             $13.95             $14.03               $13.45
                                               ======            ======             ======             ======               ======
Total Return +                                 17.37%             10.77%              4.65%              4.31%               25.56%
                                               ======             ======              =====              =====               ======
Ratios to Average Net Assets/Supplemental
  Data

Net assets, end of period (in 000's)           $8,271             $6,557             $6,535             $7,223               $3,523

Ratio of operating expenses to average net
 assets                                         1.29%              1.29%              1.29%               1.29%                1.29%
Ratio of net investment income to average net
assets                                          0.29%              0.91%              0.35%               0.75%                0.56%
Portfolio turnover rate                        60.26%            105.65%             22.47%              49.83%               84.94%
Ratio of operating expenses to average net
  assets before expense reimbursements          1.83%              1.91%              1.85%               1.85%                4.22%
Net investment income (loss) per share before
  expense reimbursements (a)                  ($0.04)              $0.04            ($0.03)               $0.03              ($0.32)
+      Total returns represent aggregate total return for the years ended
       December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)    Based on the average of the daily shares outstanding throughout the year.
(1)    Formerly MAS Value Portfolio (Note 1)


                                                                    LPT Variable Insurance Series Trust
                                                                          Financial Highlights
                                                               For a Share Outstanding Throughout the Period

                                                                    MFS Total Return Portfolio
                                                  ---------------------------------------------------------------
                                         Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period          $15.19            $13.83             $14.28              $12.80            $10.90

Income from Investment Operations:
Net investment income (a)                       0.37              0.41               0.38                0.37              0.35
Net realized and unrealized gain on investments(0.46)             1.76               0.02                1.16              1.95
                                               -----              ----               ----                ----              ----
Total from investment operations               (0.09)             2.17               0.40                1.53              2.30
                                               -----              ----               ----                ----              ----

Less Distributions:
Dividends from net investment income           (0.43)            (0.39)             (0.28)               0.00             (0.19)
Distributions from net realized gains          (0.91)            (0.42)             (0.57)              (0.05)            (0.21)
                                               -----             -----              -----               -----             -----
Total distributions                            (1.34)            (0.81)             (0.85)              (0.05)            (0.40)
                                               -----             -----              -----               -----             -----
Net Asset Value, End of Period                $13.76            $15.19             $13.83              $14.28            $12.80
                                              ======            ======             ======              ======            ======
Total Return +                                 0.05%            16.16%              2.92%              11.98%            21.18%
                                               =====            ======              =====              ======            ======

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)         $12,388           $13,008            $13,129             $11,766            $5,973
Ratio of operating expenses to average net
assets                                         1.29%             1.29%              1.29%               1.29%             1.29%
Ratio of net investment income to average net
assets                                         2.53%             2.91%              2.67%               2.72%             2.80%
Portfolio turnover rate                      114.50%           109.29%            109.20%             126.29%           103.75%
Ratio of operating expenses to average net
  assets before expense reimbursements         1.75%             1.61%              1.60%               1.87%             3.88%
Net investment income (loss) per share before
  expense reimbursements (a)                   $0.30             $0.37              $0.34               $0.29             $0.03


+        Total returns represent aggregate total return for the years ended
         December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
(a)      Based on the average of the daily shares outstanding throughout the year.



                                                   LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period




                                                          Strong Growth Portfolio
                                            -----------------------------------------------------------
                                         Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period           $16.58            $27.36               $17.06           $13.47               $11.92

Income from Investment Operations:
Net investment income (loss) (a)               (0.09)            (0.24)               (0.18)           (0.08)               (0.04)
Net realized and unrealized gain (loss) on
 investments                                   (5.67)            (1.11)                13.79             4.17                 3.07
                                               -----             -----                 -----             ----                 ----
Total from investment operations               (5.76)            (1.35)                13.61             4.09                 3.03
                                               -----             -----                 -----             ----                 ----

Less Distributions:
Dividends from net investment income             0.00              0.00                 0.00             0.00                 0.00
Distributions from net realized gains          (0.06)            (9.43)               (3.31)           (0.50)               (1.48)
                                               -----             -----                -----            -----                -----
Total distributions                            (0.06)            (9.43)               (3.31)           (0.50)               (1.48)
                                               -----             -----                -----            -----                -----
Net Asset Value, End of Period                 $10.76            $16.58               $27.36           $17.06               $13.47
                                               ======            ======               ======           ======               ======

Total Return +                               (34.70%)           (4.82%)               81.45%           30.43%               25.56%
                                             ========           =======               ======           ======               ======


Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)           $7,131           $13,087              $14,363           $6,860               $2,912
Ratio of operating expenses to average net
 assets                                         1.29%             1.29%                1.29%            1.29%                1.29%
Ratio of net investment income (loss) to average net
 assets                                       (0.74%)           (0.83%)              (0.88%)          (0.53%)              (0.26%)
Portfolio turnover rate                       402.20%           365.82%              342.87%          275.16%              270.11%
Ratio of operating expenses to average net
 assets before expense reimbursements           1.96%             1.38%                1.80%            2.39%                4.44%
Net investment (loss) per share before
 expense reimbursements (a)                   ($0.17)           ($0.27)              ($0.28)          ($0.24)              ($0.46)

     +        Total returns represent aggregate total return for the years ended
              December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
      (a)     Based on the average of the daily shares outstanding throughout the year.


                                                      LPT Variable Insurance Series Trust
                                                             Financial Highlights
                                                     For a Share Outstanding Throughout the Period

                                                           RS Diversified Growth Portfolio (1)
                                                -----------------------------------------------------------
                                         Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------


Net Asset Value, Beginning of Period           $8.07             $23.05              $12.00             $10.22             $8.58

Income from Investment Operations:
Net investment income (loss) (a)              (0.08)             (0.19)              (0.14)             (0.08)             (0.07)
Net realized and unrealized gain (loss) on
 investments                                    0.41             (5.95)               15.96               1.86               1.71
                                                ----             -----                -----               ----               ----
Total from investment operations                0.33             (6.14)               15.82               1.78               1.64
                                                ----             -----                -----               ----               ----

Less Distributions:
Dividends from net investment income            0.00               0.00                0.00               0.00               0.00
Distributions from net realized gains         (0.04)             (8.84)              (4.77)               0.00               0.00
                                              -----              -----               -----                ----               ----
Total distributions                           (0.04)             (8.84)              (4.77)               0.00               0.00
                                              -----              -----               -----                ----               ----

Net Asset Value, End of Period                 $8.36             $8.07               $23.05             $12.00             $10.22
                                               =====             =====               ======             ======             ======

Total Return +                                 4.33%          (30.87%)              137.04%             17.42%             19.12%
                                               =====          ========              =======             ======             ======

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)          $8,998            $9,689              $15,042             $6,257             $3,452
Ratio of operating expenses to average net
 assets                                        1.39%             1.39%                1.39%              1.39%              1.39%
Ratio of net investment income (loss) to average
 net assets                                  (1.02%)           (0.92%)              (0.87%)            (0.73%)            (0.72%)
Portfolio turnover rate                      347.18%           374.57%              480.03%            381.64%            234.54%
Ratio of operating expenses to average net
 assets before expense reimbursements          2.19%             1.60%                1.97%              2.37%              4.53%
Net investment income (loss) per share
 before expense reimbursements (a)           ($0.14)           ($0.23)              ($0.24)            ($0.18)            ($0.35)


     +        Total returns represent aggregate total return for the years ended
              December 31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed by London Pacific.
     (a)      Based on the average of the daily shares outstanding throughout the year.
     (1)      Formerly Berkeley Smaller Companies Portfolio (Note 1).


                                                         LPT Variable Insurance Series Trust
                                                                Financial Highlights
                                                  For a Share Outstanding Throughout the Period

                                                                LPA Core Equity Portfolio (1)
                                                   -----------------------------------------------------------
                                          Year Ended          Year Ended          Year Ended         Year Ended        Year Ended
                                      December 31,2001    December 31,2000   December 31,1999   December 31, 1998  December 31, 1997
                                      ----------------    ----------------   ----------------   -----------------  -----------------
Net Asset Value, Beginning of Period          $14.69             $17.70              $14.97             $13.39            $11.44

Income from Investment Operations:
Net investment income (a)                       0.08               0.11                0.09               0.12              0.13
Net realized and unrealized gain (loss) on
 investments                                  (0.73)             (1.96)                2.91               1.49              2.70
                                              -----              -----                 ----               ----              ----
Total from investment operations              (0.65)             (1.85)                3.00               1.61              2.83
                                              -----              -----                 ----               ----              ----

Less Distributions:
Dividends from net investment income          (0.11)             (0.09)              (0.10)               0.00            (0.08)
Distributions from net realized gains         (1.57)             (1.07)              (0.17)             (0.03)            (0.80)
                                              -----              -----               -----              -----             -----
Total distributions                           (1.68)             (1.16)              (0.27)             (0.03)            (0.88)
                                              -----              -----               -----              -----             -----

Net Asset Value, End of Period                $12.36             $14.69              $17.70             $14.97            $13.39
                                              ======             ======              ======             ======            ======

Total Return +                               (2.77%)           (11.06%)              20.05%             12.04%            24.71%
                                             =======           ========              ======             ======            ======

Ratios to Average Net Assets/Supplemental
 Data

Net assets, end of period (in 000's)          $8,011             $7,738              $9,238             $8,169            $3,453
Ratio of operating expenses to average net
 assets                                        1.29%              1.29%               1.29%              1.29%             1.29%
Ratio of net investment income to average net
 assets                                        0.60%              0.67%               0.53%              0.87%             0.99%
Portfolio turnover rate                       84.14%             76.78%              10.06%              7.08%            35.69%
Ratio of operating expenses to average net
 assets before expense reimbursements and fee
 waivers                                       1.34%              1.33%               1.34%              1.60%             4.08%
Net investment income (loss) per share
 before expense reimbursements (a)             $0.08              $0.10               $0.08              $0.08           $(0.24)

+   Total returns represent aggregate total return for the years ended December
    31, 2001, 2000, 1999, 1998 and 1997, respectively. The total returns would have been lower if certain expenses had not been reimbursed and waived by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
(1) Formerly Lexington Corporate Leaders Portfolio (Note 1).





LPT VARIABLE INSURANCE SERIES TRUST

2880 Gateway Oaks Drive, Suite 150
Sacramento, California 95833

     Additional information about the Trust and its Portfolios can be found in the Statement of Additional Information. Additional information about the Portfolios' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Portfolios during their last fiscal year. The Statement of Additional Information and the annual and semi-annual reports are available on request without charge for any person having an interest in the Trust. Please call 1-800-852-3152 or write to the Trust at the address listed above to request copies of the Statement of Additional Information, the annual report, the semi-annual report, or any additional information you would like about the Portfolios or to ask questions about the Portfolios.

     Information about the purchase and sale of the Trust shares and the related costs is included in the prospectus for the Contracts that offer the Portfolios as investments. You may also view or obtain the Statement of Additional Information and annual and semi-annual reports to shareholders from the Securities and Exchange Commission:

     o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.goc

     o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

On the Internet: www.sec.gov

The Trust's Investment Company Act filing number is 811-8960.



                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                       LPT VARIABLE INSURANCE SERIES TRUST

                         RS Diversified Growth Portfolio
                        Harris Associates Value Portfolio
                   LPA Core Equity Portfolio (formerly, Lexington
                           Corporate Leaders Portfolio)
                             Strong Growth Portfolio
                           MFS Total Return Portfolio



     The  date of this Statement of Additional Information is May 1, 2002



     This Statement of Additional Information is not a prospectus. It contains information that supplements the information in the prospectus dated May 1, 2002, for the Trust and its Portfolios. It also contains additional information that may be of interest to you. The prospectus incorporates this Statement of Additional Information by reference. You may obtain a free copy of the prospectus from your registered representative who offered or sold you your Contract that uses the Portfolios for investment. You may also obtain copies by calling London Pacific Life and Annuity Company at 1-800-852-3152 or by writing to:

                       LPT VARIABLE INSURANCE SERIES TRUST

                       2880 Gateway Oaks Drive, Suite 150
                          Sacramento, California 95833



                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


THE TRUST

INVESTMENT STRATEGIES AND RISKS

MANAGEMENT OF TRUST

INVESTMENT ADVISOR AND OTHER SERVICES

BROKERAGE ALLOCATION AND OTHER PRACTICES
CAPITAL STOCK AND OTHER SECURITIES

PURCHASE, REDEMPTION AND PRICING OF SHARES

PERFORMANCE INFORMATION

FINANCIAL STATEMENTS


                                    THE TRUST
History

     The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust").

Classification

     The Trust is an open-end, management investment company. It is divided into different series, each of which has its own assets, investment objectives and policies. Each is managed separately, using distinct strategies appropriate to its objectives and policies. The Trust currently has five Portfolios. The Trust may authorize additional Portfolios in the future. Each Portfolio is authorized to offer two different classes of shares. This document describes Class A shares. The Trust has not issued any Class B shares. All the Portfolios, except the LPA Core Equity Portfolio, are diversified, which means that for 75% of the assets of each Portfolio, no more than 5% is invested in any one issuer and no Portfolio will own more than 10% of any single issuer. For purposes of this restriction, the Rules of the Securities and Exchange Commission do not consider the U.S. Government, its agencies and instrumentalities to be a single issuer. The Trust cannot change its classification as an open-end, management investment company without the consent of a majority of its shareholders. A Portfolio that is currently diversified cannot change to nondiversified without the approval of a majority of the shareholders of that Portfolio.


Shareholder Liability

     Under Massachusetts law, shareholders of a trust may be held personally liable as partners for the obligations of the trust under certain circumstances. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

                         INVESTMENT STRATEGIES AND RISKS

Summary

     The prospectus for the Trust describes the principal strategies of each of the Portfolios and the risks of those strategies. This Section describes the strategies that are not principal strategies for the Portfolios, but which the Subadvisers may use in managing a Portfolio and the risks of those strategies. Some of these strategies could affect the return of the Portfolio. Additional information on certain Portfolios is also provided.

REPURCHASE AGREEMENTS

     The Portfolios may enter into  repurchase  agreements with certain banks or non-bank dealers. In a repurchase agreement, the Portfolio buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Sub-Adviser for each Portfolio will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. Each Portfolio will enter into repurchase agreements only with banks or dealers, which in the opinion of each Portfolio's Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolios.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     A Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry; to earn additional income on portfolio securities, such as Treasury bills and notes; or, with respect to the Strong Growth Portfolio, for arbitrage transactions discussed below. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a security to another party, such as a bank, in return for cash, and agrees to buy the security back at a future date and price. In a reverse repurchase agreement, the Portfolio generally retains the right to interest and principal payments on the security. Since a Portfolio receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore is subject to the overall percentage limitations on borrowings and the restrictions on the purposes of borrowing described therein. (See "Borrowing" and "Investment Restrictions.") When required by guidelines of the Securities and Exchange Commission ("SEC"), a Portfolio will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     A Portfolio may also enter into mortgage dollar rolls, in which the Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolio. (See "Borrowing.")

     The mortgage dollar rolls and reverse repurchase agreements entered into by the Strong Growth Portfolio may be used as arbitrage transactions in which the Portfolio will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Sub-Adviser believes that such arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.

ILLIQUID OR RESTRICTED SECURITIES

     A Portfolio may invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Each Portfolio may invest up to 15% of its net assets in such securities or, with respect to the Strong Growth Portfolio, such other amounts as may be permitted under the Investment Company Act of 1940 ("1940 Act"). The Board of Trustees of the Trust has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of these limitations. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), including securities that may be resold pursuant to Rule 144A under the 1933 Act, may be considered liquid. The Board of Trustees has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A securities, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Sub-Advisers to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g. for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees of the Trust. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where it has exceeded its maximum percentage limitation with respect to its net assets which are invested in illiquid assets, including restricted securities which are not readily marketable, the Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

     A Portfolio may sell over-the-counter("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Portfolio. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Notwithstanding the above, the Sub-Adviser for the Strong Growth Portfolio intends, as a matter of internal policy, to limit each of such Portfolio's investments in illiquid securities to 10% of its net assets.

MORTGAGE- AND ASSET-BACKED SECURITIES

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

     The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

     A Portfolio may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Portfolio failing to recover all or a portion of its investment, even though the securities are rated investment grade.

     STRIPPED MORTGAGE SECURITIES. A Portfolio may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Portfolio's applicable restriction on investments in illiquid securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization ("NRSRO").

     In addition to the stripped mortgage securities described above, a Portfolio may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

     CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues the cash flow generated by the underlying collateral to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

     In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FOREIGN SECURITIES

     Investment by a Portfolio in securities issued by companies or other issuers whose principal activities are outside the United States involves significant risks not present in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, less publicly available information is generally available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign companies are not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. companies.

     Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the repatriation of monies or other assets of a Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, the economies of particular countries or areas of the world may perform less favorably than the economy of the U.S. and the U.S. dollar value of securities denominated in currencies other than the U.S. dollar may be affected unfavorably by exchange rate movements. Each of these factors could influence the value of a Portfolio's shares, as well as the value of dividends and interest earned by a Portfolio and the gains and losses which it realizes. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the U.S. However, foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign companies (particularly those located in developing countries) are generally less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions and other fees are generally higher than on securities traded in the U.S. and may be non-negotiable. These is less overall governmental supervision and regulation of securities exchanges, securities dealers, and listed companies than in the U.S.

     The Portfolios may invest in foreign securities that are restricted against transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

DEPOSITARY RECEIPTS

     A Portfolio may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

LENDING OF PORTFOLIO SECURITIES

     Except with respect to the Harris Associates Value Portfolio, each Portfolio is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Portfolios do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Sub-Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Portfolio will retain authority to terminate any loans at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Portfolios will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Portfolios will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Portfolio's interest.

     Other than the Harris Associates Value Portfolio, each of the Portfolios may lend up to 33 1/3% of the total value of its securities (except 30% with respect to the MFS Total Return Portfolio).

BORROWING

     The Portfolios may borrow money from banks, limited by each Portfolio's investment restriction as to the percentage of its total assets that it may borrow, and may engage in mortgage dollar roll transactions and reverse repurchase agreements which may be considered a form of borrowing. (See "Mortgage Dollar Rolls and Reverse Repurchase Agreements," above.) In addition, the Strong Growth Portfolio may borrow up to an additional 5% of its respective total assets from banks for temporary or emergency purposes. A Portfolio will not purchase securities when bank borrowings exceed 5% of the Portfolio's total assets.

HIGH-YIELD (HIGH RISK) SECURITIES

     IN GENERAL. Certain Portfolios have the authority to invest in non-investment grade debt securities (up to 5% of its net assets with respect to the Strong Growth Portfolio). Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i)bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group "(S&P"), or Fitch IBCA, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P");
(ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to "Description of NRSRO Ratings" for a discussion of securities ratings.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated securities market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Portfolio's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

     PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return for the Portfolio.

     CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-Advisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Sub-Advisers continually monitor the investments in each Portfolio's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. A Portfolio may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.

     The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Portfolio's asset value and ability to dispose of particular securities, when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, may be impacted.

     The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investments. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     LEGISLATION. Legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of any proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

U.S. GOVERNMENT OBLIGATIONS

     U.S. Government Obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

     Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations.

     Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

BANK OBLIGATIONS

     Bank obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits.

     Fixed time deposits are obligations of U.S. banks, of foreign branches of U.S. banks, or of foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposit to a third party.

     Obligations of foreign banks and foreign branches of United States banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

SAVINGS AND LOAN OBLIGATIONS

     The Portfolios may invest in savings and loan obligations which are negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

DEBT OBLIGATIONS

     A Portfolio may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates.

     PRICE VOLATILITY. The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

     MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

     CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting their credit research and analysis, the Sub-Advisers consider both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Sub-Advisers also rely, in part, on credit ratings compiled by a number of NRSROs. See the Appendix for additional information.

     TEMPORARY DEFENSIVE POSITION. When a Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolios may invest without limitation in cash and short-term fixed income securities, including U.S. Government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

SHORT-TERM CORPORATE DEBT INSTRUMENTS

     A Portfolio may invest in commercial paper, which refers to short-term, unsecured promissory notes issued by U.S. and foreign corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     A Portfolio may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

MUNICIPAL OBLIGATIONS

     Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included with the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

     Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

MUNICIPAL LEASE OBLIGATIONS

     Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Portfolio. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

BRADY BONDS

     A portion of a Portfolio's fixed-income investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

     Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     Brady Plan debt restructurings have been implemented to date in various countries including Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS

     A Portfolio may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by a Portfolio to the issuer and no interest on the debt obligations accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that their respective net asset values will be adversely affected by purchases of securities on a when-issued basis.

     The Portfolios will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Portfolio will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

WARRANTS

     A Portfolio may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

     A Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Certain of the floating or variable rate obligations that may be purchased by a Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Portfolio are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, the demand instrument will be characterized as "not readily marketable" for such purpose.

     A Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Trust's custodian subject to a sub-custodian agreement approved by the Trust between that bank and the Trust's custodian.

SHORT SALES

     A Portfolio may sell securities short to hedge unrealized gains on portfolio securities. Selling securities short involves selling a security that a Portfolio owns or has the right to acquire, for delivery at a specified date in the future. If a Portfolio sells securities short, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. All short sales must be fully collateralized and marked to market daily. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales. Proposed legislation would require recognition of unrealized gains from short sales and other constructive sales.

INVERSE FLOATING RATE OBLIGATIONS

     Certain Portfolios may invest in inverse floating rate obligations, or "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

     Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

     A Portfolio may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

     Certain of the loan participations acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

     A Portfolio's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Portfolio will purchase, the Sub-Adviser will rely upon its (and not that of the original lending institutions) own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described below.

INDEXED SECURITIES

     A Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Index securities may include securities that have embedded swaps (see "Swaps and Related Transactions") and typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OTHER INVESTMENT COMPANIES

     As indicated under "Investment Restrictions", a Portfolio may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by the Portfolio expenses, including management fees; that is, there will be a layering of certain fees and expenses.

FOREIGN INVESTMENT COMPANIES

     Some of the countries in which a Portfolio may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

SWAPS AND RELATED TRANSACTIONS

     A Portfolio may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

     Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Portfolio's investment objective and policies.

     A Portfolio will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Portfolio enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments), the Portfolio will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If the Portfolio enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

     The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If a Sub-Adviser is incorrect in its forecasts of such factors, the investment performance of the Portfolio would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterpart's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterpart defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. The Portfolio anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION. As discussed in the Prospectus, the Sub-Advisers for certain Portfolios may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and forward currency contracts for any lawful purpose, such as to hedge a Portfolio's investments, risk management, or to attempt to enhance returns.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use these instruments will be limited by tax considerations.

     In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers expect to discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Sub-Advisers develop new techniques or as regulatory authorities broaden the range of permitted transactions. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objective and permitted by a Portfolio's investment limitations and applicable regulatory authorities.

     SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Sub-Adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-Advisers are experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security in the Portfolio's investments, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Portfolio could suffer a loss.

     (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Portfolio.

     GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility will include representations that the Trust will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Trust may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Trust's net assets. Adoption of these guidelines does not limit the percentage of the Trust's assets at risk to 5%.

     In addition, (i) the aggregate value of securities underlying call options on securities written by a Portfolio or obligations underlying put options on securities written by a Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by a Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) a Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Portfolio's total assets.

     The foregoing limitations are not fundamental policies of the Portfolios and may be changed by the Trust's Board of Trustees without shareholder approval as regulatory agencies permit.

     Transactions using options (other than purchased options) expose a Portfolio to counter-party risk. To the extent required by SEC guidelines, a Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Portfolio will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts as a cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     OPTIONS. A Portfolio may purchase and write put and call options on securities, on indices of securities, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Illiquid or Restricted Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Portfolio may include European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

     A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Portfolio and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

     A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Portfolios intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

     If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     A Portfolio may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     YIELD CURVE OPTIONS: A Portfolio may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, a Portfolio may purchase or write such options for hedging purposes. For example, a Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Sub-Adviser, a Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Portfolio will be "covered". A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio's net liability under the two options. Therefore, a Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Portfolio's assets (the "SEC illiquidity ceiling"). The Sub-Advisers intend to limit a Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Portfolio will have in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value(i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. A Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

     SPREAD TRANSACTIONS. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     FUTURES CONTRACTS. A Portfolio may enter into futures contracts, including interest rate, index, and foreign currency futures. A Portfolio may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Portfolio's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices and currency exchange rates. A Portfolio's futures transactions may be entered into for any lawful purpose such as hedging purposes, risk management, or to enhance returns. A Portfolio may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Portfolio will engage in this strategy only when a Sub-Adviser believes it is more advantageous to the Portfolio than is purchasing the futures contract.

     To the extent required by regulatory authorities, the Portfolios only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency, or interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g. debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Portfolio upon entering into a futures contract. Instead, at the inception of a futures contract, the Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES-SPECIAL CONSIDERATIONS. A Portfolio may also use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated. The Portfolio may utilize foreign currency-related derivative instruments for any lawful purposes such as for bona fide hedging or to seek to enhance returns through exposure to a particular foreign currency. Such currency hedges can protect against price movements in a security the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Portfolio might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Portfolio will normally purchase OTC options on foreign currency only when the Sub-Adviser believes a liquid secondary market will exist for a particular option at any specific time.

     FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

     A Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. Such transactions may serve as long hedges --for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Portfolio intends to acquire. Forward currency contracts may also serve as short hedges -- for example, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     A Portfolio may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and the Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counter party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counter party to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counter party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counter party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

HYBRID INSTRUMENTS

     Hybrid Instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these Hybrid Instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.

COMBINED TRANSACTIONS

     The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of a Sub-Adviser, it is in the best interest of a Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the 1940 Act and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

STRONG GROWTH PORTFOLIO

The Strong Growth Portfolio:

     1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing such as reverse repurchase agreement and mortgage "dollar roll" transactions, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Portfolio may also borrow money from the other Strong Funds for which it serves as investment adviser or other persons to the extent permitted by applicable law.

     3. May not issue senior securities, except as permitted under the 1940 Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7. May not purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

     8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Portfolio.

HARRIS ASSOCIATES VALUE PORTFOLIO

     The Harris Associates Value Portfolio may not:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing;

     5.  Issue  any  senior   security   except  in  connection  with  permitted
borrowings; or

     6. Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that Act with respect to such resale;

     7. Make loans,  but this  restriction  shall not prevent the Portfolio from
(a) investing in debt obligations, (b) investing in repurchase agreements (A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses);

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization. (In addition to this investment restriction, the Investment Company Act of 1940 provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio. Investment in the shares of another investment company would require the Portfolio to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Portfolio.)

LPA CORE  EQUITY PORTFOLIO

The LPA Core Equity Portfolio will not:

     1. Issue any senior security (as defined in the 1940 Act), except that (a) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Portfolio may borrow money as authorized by the 1940 Act.

     2. Act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Portfolio, the Portfolio may be deemed to be an underwriter under the provisions of the 1933 Act.

     3. Purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

     4. Invest in commodity contracts, except that the Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     5. Make loans, except that, to the extent appropriate under its investment program, the Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

     6. Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 50% of the value of the Portfolio's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

     7. Concentrate its investments in any one industry except that the Portfolio may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies;

     8. Borrow money, except that (a) the Portfolio may enter into certain futures contracts and options related thereto; (b) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Portfolio may pledge its portfolio securities or receivable or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Portfolio may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

RS DIVERSIFIED GROWTH PORTFOLIO

     The RS Diversified Growth Portfolio may not:

     1. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

     2. Purchase securities on margin (but may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     4. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     5. (i) as to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) purchase any security if as a result 25% or more of the Portfolio's total assets (taken at current value) would be invested in a single industry;

     6. Make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

     7. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the prospectus or this SAI at the time;

     8. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

MFS TOTAL RETURN PORTFOLIO

     The MFS Total Return Portfolio shall not:

     1. Borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;


     2. Underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     3. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities;

     4. Issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     5. Make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     6. Purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are non-fundamental and may be changed by the Trustees of the Trust without shareholder approval. Although shareholder approval is not necessary, the Trust intends to notify its shareholders before implementing any material change in any non-fundamental investment restriction.

STRONG GROWTH PORTFOLIO

     The Strong Growth Portfolio may not:

     1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

     4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Portfolio.

     6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

     7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Portfolio may invest in the securities of issuers that engage in these activities.

     8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the CEA and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA), provided, however, that the Portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Portfolio's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

     9. Pledge, mortgage or hypothecate any assets owned by the Portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of the borrowing or investment.

     10. Purchase or retain the securities of any issuer if any officer or trustee of the Trust or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and trustees together own beneficially more than 5% of the securities of such issuer.

     11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when Bank borrowings exceed 5% of its total assets.

     13. Make any loans other than loans of portfolio securities, except through
(i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

HARRIS ASSOCIATES VALUE PORTFOLIO

     The Harris Associates Value Portfolio will not:

     1. Invest more than (a) 5% of its total assets (valued at the time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at time of investment) in restricted securities and securities of unseasoned issuers;

     2. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

     3. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     4. Invest in companies for the purpose of management or the exercise of control;

     5. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     6. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     7. Invest more than 25% of its total assets (valued at time of investment) in securities of non-U.S. issuers (other than securities represented by American Depository Receipts);

     8. Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     9. Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceeds 20% of its net assets (less the amount by which any such positions are in-the-money);

     10. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     11. Purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the Portfolio's total assets. Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

LPA CORE EQUITY PORTFOLIO

     The LPA Core Equity Portfolio will not:

     1. Purchase the securities of any other investment company, except as permitted under the 1940 Act.

     2. Purchase any securities on margin or make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio.

     3. Buy securities from or sell securities (other than securities issued by the Portfolio) to any of its officers, trustees or its investment adviser or sub-adviser or distributor as principal.

     4. Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Portfolio.

     5. Purchase securities of an issuer if to the Portfolio's knowledge, one or more of the Trustees or officers of the Trust, the adviser or the sub-adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Portfolio hold the securities of such issuer.

     6. Except for investments which, in the aggregate, do not exceed 5% of the Portfolio's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     7. Invest for the purpose of exercising control over or management of any company.

     8. Write, purchase or sell puts, calls or combinations thereof. However, the Portfolio may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     9. The Portfolio will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     10. The Portfolio will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

RS DIVERSIFIED GROWTH PORTFOLIO

     The RS Diversified Growth Portfolio does not currently intend to:

     1. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in such securities, or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

     2. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

     3. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

     4. Invest in real estate limited partnerships;

     5. Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     6. Make investments for the purpose of exercising control or management;

     7. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

     8. Acquire more than 10% of the voting securities of any issuer;

     9. Invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933);

     10. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

     In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

MFS TOTAL RETURN PORTFOLIO

     The MFS Total Return Portfolio will not:

     1. Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     2. Purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     3. Purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     4. Sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     5. Pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     6. Purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of
(1) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and futures contracts;

     7. Invest for the purpose of exercising control of management. These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


                             MANAGEMENT OF THE TRUST

Responsibilities of Trustees

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust and the Portfolios. In carrying out their duties, the Trustees follow the provisions of the Investment Company Act of 1940, the General Laws of the Commonwealth of Massachusetts governing business trusts, the Declaration of Trust of the Trust and its Bylaws. The Trustees approve contracts with the investment adviser, custodians and other service providers on behalf of the Portfolios. The Trustees also set broad policies for the management of the assets of each Portfolio, including the pricing of securities owned by the Portfolios and the policies governing investments by the Portfolios.


Management Information

The Trustees and officers of the Trust and their respective backgrounds are as follows:

                                                                                               Number of
                         Position(s) Held     Term of            Principal                     Portfolios in
                         With LPT             Office &           Occupation(s)                 Complex
Name, Address            Variable Insurance   Length of          During                        Overseen        Other Directorships
& Age (a)                Series Trust         Time Served(b)     Past 5 Years                  By Trustee      Held by Trustee
-----------              ------------------   -------------      ------------                  ----------      -------------------
INDEPENDENT TRUSTEES

A. Scott Logan           Trustee              8/20/01-           Consultant, 1999-Present;          5             None
Age: 62                                       Present            President, Manufacturers
                                                                 Life Company of New York
                                                                 from 1997-1999; President
                                                                 of Wood Logan Associates,
                                                                 Inc., a wholesale distribution
                                                                 company for fixed & variable
                                                                 annuities, from 1986-1999.

Raymond L. Pfeister      Trustee              1/8/96-            Principal, Chief Marketing         5             None
Age: 54                                       Present            Officer of Fred Alger
                                                                 Management, Inc. for more
                                                                 than 5 years.

Robert H. Singletary     Trustee              6/17/96-           Chairman, National Securities      5             None
Age: 44                                       Present            Commission-Republic of Georgia
                                                                 (since 2/00); formerly Senior
                                                                 Capitals Markets Advisor, U.S.
                                                                 Agency for International
                                                                 Development (1996 to 2/00);
                                                                 Chief of Enforcement, San Francisco
                                                                 Office, U.S. Securities and
                                                                 Exchange Commission (1990 to 1996).

Thomas L. West, Jr.      Trustee              8/20/01-           Vice Chairman, Info-One,           5             American General
Age: 64                                       Present            1999-Present; Vice Chairman                      Services Portfolio
                                                                 & Group Executive-Retirement
                                                                 Services, American General
                                                                 Corporation from 1998-1999;
                                                                 President-Variable Annuity Life
                                                                 Insurance Company, American
                                                                 General Services Portfolio
                                                                 Company from 1994-1997.

INTERESTED TRUSTEE

George C. Nicholson*     Trustee &            1/9/96-            President, CEO & Director,         5              None
Age: 42                  Treasurer            Present            London Pacific Life & Annuity
                                                                 Company (since 11/99); Chief
                                                                 Financial Officer, Secretary &
                                                                 Director-London Pacific Life &
                                                                 Annuity Company & LPIMC
                                                                 Insurance Marketing Services (since
                                                                 9/94); Treasurer & Director-London
                                                                 Pacific Financial & Insurance
                                                                 Services (since 11/94).

OFFICERS

Charlotte M. Stott       President            12/12/01-          Senior Vice President, Chief        N/A           N/A
Age: 52                                       Present            Marketing Officer, National
                                                                 Sales Manager, London Pacific
                                                                 Life & Annuity Company (since
                                                                 5/89).

Jerry T. Tamura          Vice President &     1/9/96-            Secretary & Director-London         N/A           N/A
Age: 54                  Secretary            Present            Pacific Life & Annuity Company
                                                                 (since 9/00); Vice President
                                                                 & Chief Operating Officer-London
                                                                 Pacific Life & Annuity Company
                                                                 11/99); Vice President-
                                                                 Administration Services-London
                                                                 Pacific Life & Annuity Company
                                                                 & LPIMC Insurance Marketing
                                                                 Services (since 1989); President &
                                                                 Director-London Pacific Financial &
                                                                 Insurance Services (since 11/94).

(a) Each trustee or officer may be contacted by writing to the trustee or officer, c/o LPT Variable Insurance Series Trust, 2880 Gateway Drive, Suite 150, Sacramento, CA 95833.

(b) Each Trustee elected by the Shareholders or by the Trustees shall serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

* Interested Trustee due to position as an officer of LPIMC Insurance Marketing Services, the investment advisor for the Trust.



Committees

     The Board has established two committees. The committees, their members and the responsibilities of the committees are as follows:

     Pricing Committee. The Pricing Committee has the responsibility of overseeing the determination of the net asset value of the Portfolios and the calculation of the value of any debt instrument, share of stock, or other Portfolio security or asset. No Committee meetings were held during the past fiscal year. The members are as follows:

                               George C. Nicholson
                                 Jerry T. Tamura

     Audit Committee. The Audit Committee makes recommendations to the Board concerning the selection of the Trust's independent accountants and reviews with such accountants the scope and results of the Trust's annual audit. One Committee meeting was held during the past fiscal year. The members are as follows:

                                 A. Scott Logan
                               Raymond L. Pfeister
                              Robert H. Singletary
                               Thomas L. West, Jr.

Compensation of Management

     The table below describes the compensation paid by the Trust during the past fiscal year for all Trustees of the Trust who receive compensation from the Trust. None of the officers and no Trustee who is an interested person of the Trust received compensation from the Trust during the past fiscal year.


                                     Pension or      Estimated        Total
                         Aggregate   Retirement   Annual Benefits  Compensation
                        Compensation  Benefits         upon       From Trust and
Name and Position        from Trust   Accrued        Retirement    Trust Complex
-----------------        ----------   -------        ----------    -------------

A. Scott Logan               $6,000       0               0            $6,000
Raymond L. Pfeister         $12,000       0               0           $12,000
Robert H. Singletary        $12,000       0               0           $12,000
Thomas L. West, Jr.          $6,000       0               0            $6,000



CONTROL  PERSONS  AND  PRINCIPAL  HOLDERS OF  SECURITIES

     Only the life insurance companies that issue the variable annuity contracts or variable life insurance policies that use the Portfolios for investment can own shares in the Portfolios. The shares are usually held in a Separate Account of the life insurance company on behalf of the holders of the variable annuity contracts or variable life insurance policies who invest assets in the Portfolios. As of March 31, 2002, Separate Account One of London Pacific Life and Annuity Company, a North Carolina corporation, held all of the outstanding shares of all the Portfolios.


     London Pacific Group Limited, a corporation organized under the laws of the United Kingdom owns all of the outstanding shares of London Pacific Life and Annuity Company, which in turn owns Separate Account One. London Pacific Group Limited is a corporation whose shares are publicly traded on the New York and London Stock Exchanges.

     The persons who own a Contract that uses the Portfolios as investments have an indirect interest in the Trust. Rules of the Securities and Exchange Commission require the insurance company shareholders to pass to these Contract owners any vote that is given to shareholders of the Trust. To the knowledge of management of the Trust, no person has an indirect ownership interest in the Trust of more than 25% of the voting securities of the Trust.

Management Ownership

     As of March 31, 2002, no officer or Trustee of the Trust owned any interest in any of the Portfolios.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

     Investment Adviser. The Trust and LPIMC Insurance Marketing Services, a California corporation, have entered into an Investment Advisory Agreement appointing LPIMC Insurance Marketing Services as the investment adviser for each Portfolio. The investment adviser is responsible for the management of the assets of each Portfolio based on the investment objectives and policies of each Portfolio.

     London Pacific Life and Annuity Company, a North Carolina insurance corporation owns all the outstanding stock of the investment adviser and London Pacific Group Limited owns all of the outstanding stock of London Pacific Life and Annuity Company. See the discussion under Control Persons and Principal Holders of Securities for additional information on the ownership and control of London Pacific Group Limited. See also the table under Management of the Trust for information about the officers and Trustees of the Trust who hold positions as officers or Trustees with the investment adviser, London Pacific Life and Annuity Company and its parent, London Pacific Group Limited.

     At a meeting of the Board of Trustees held on March 26, 2002, the Board of Trustees approved the continuation of the Investment Advisory Agreement between LPIMC Insurance Marketing Services and LPT Variable Insurance Series Trust. In considering the continuation of the Investment Advisory Agreement, the Board of Trustees reviewed the Trust's performance in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies. The Board of Trustees also considered whether LPIMC Insurance Marketing Services's management of the Trust has been free of significant compliance problems. The Board of Trustees also considered the fairness of the Agreement. In particular, the Board of Trustees reviewed the fee structure relative to the services provided as well as the standard of care LPIMC Insurance Marketing Services has observed in providing those services.

     Compensation. The investment adviser receives a fee from the Trust for its services as investment adviser as described in the Prospectus.

     The investment adviser calculates the fee each day that the New York Stock Exchange is open for business based on the net asset value determined for that day. The fee accrues daily and is paid monthly. The investment adviser received the following fees from each Portfolio during the past three fiscal years:

                                                                           Fiscal Year or
                                    Fiscal Year            Fiscal Year     Period Ended
             Name of Portfolio      Ended 2001             Ended 2000          1999
              -----------------     ----------             -----------         ----
RS Diversified Growth                $81,186               $134,111         $83,323
Harris Associates Value              $73,370               $65,556          $70,565
LPA Core Equity                      $37,149               $49,623          $58,618
Strong Growth                        $66,668               $121,212         $69,282
MFS Total Return                     $95,939               $93,701          $94,961




     Operating Expenses. The investment adviser is obligated to provide overhead and office space for the Trust under the terms of the Investment Advisory Agreement. Each Portfolio is responsible for its other operating costs, including the cost of services described below. Expenses that the Trust incurs on behalf of all the Portfolios are charged to the individual Portfolios based on the ratio of their respective average daily net assets during the period for which the expenses were incurred.

     Operating Expense Reimbursement Contract. The investment adviser has entered into a contract with the Trust to reimburse certain Portfolios for their operating expenses (other than brokerage commissions) that exceed certain specified limits. The specific limits for each Portfolio are described in the prospectus for the Portfolios. The Operating Expense Reimbursement Contract will remain in effect through December 31, 2002, at which time it may be discontinued or renewed.


Code of Ethics

     To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Code of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Subadvisory Services

     Appointment. The investment adviser has entered into agreements with registered investment advisers to carry out the management of the assets of the Portfolio based on the investment objectives and policies of the Portfolios. The Subadvisers are responsible for deciding which securities to purchase and sell for the Portfolios and for placing trades for those securities. The prospectus provides more information about the Subadvisers.

     Compensation. The investment adviser pays the Subadvisers fees for their services, as described in the Prospectus, out of the compensation the investment adviser receives from each Portfolio:

     The Subadviser calculates the fee each day that the New York Stock Exchange is open for business based on the net asset value determined for that day. The fee accrues daily and is paid monthly. The Subadvisers received the following fees from each Portfolio during the past three fiscal years:


                                    Fiscal Year        Fiscal Year          Fiscal Year or
                                    Ended                Ended              Period Ended
Name of Portfolio                   2001                 2000                   1999
-----------------                   ----------          -----------         ------------


RS Diversified Growth               $65,539                $100,240              $50,429
Harris Associates Value             $53,805                 $48,823              $53,687
LPA Core Equity                     $18,907                 $32,764              $34,651
Strong Growth                       $54,096                 $76,874              $38,742
MFS Total Return                    $64,485                 $62,698              $60,995




Other Service Providers

     Custody. State Street Bank and Trust Company has entered into a Custody Agreement with the Trust appointing it the custodian of the assets of each of the Portfolios. The Custodian's address is 801 Pennsylvania Avenue, Kansas City, Missouri. The responsibilities of the Custodian include safeguarding and controlling the cash and securities of the Portfolios, handling the receipt and delivery of securities, and collecting interest and dividends on their investments. The Trust may employ foreign subcustodians that are approved by the Board of Trustees to hold foreign assets.


     Transfer Agent and Dividend Paying Agent. The investment adviser serves as the transfer agent and dividend paying agent for the shares of each of the Portfolios and keeps the records of share ownership and is responsible for paying dividends to the shareholders. The investment adviser receives no compensation for providing this service.

     Legal Matters. Legal matters in connection with the offering are being passed upon by Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

     Accountants. The Trust has appointed PricewaterhouseCoopers LLP as the independent accountants who will audit the annual financial statements of the Trust and provide related advice to the Trust and the Trustees.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

     General. The Subadvisers purchase securities for each Portfolio in different ways depending on the type of security and the market for it. The following describes the way in which different kinds of securities would be purchased by the Portfolios.

     Equities. The Subadvisers will purchase equity securities such as stock from broker-dealers on either a principal or an agency basis. A principal basis means the broker-dealer holds the security in inventory and sells it at a mark-up over the price it pays for the security. Although the broker-dealer does not usually charge a commission on the principal transaction, the price of the security will reflect an increase over the broker-dealer's cost that represents compensation to it. Mark-ups generally cannot exceed 5% of the price of the security, but different rules apply when the broker has held the security in inventory for a long time.

     In an agency transaction, the broker-dealer does not own the security itself, but will find the security for the Portfolio from someone who is willing to sell it. The Subadvisers will generally purchase and sell securities listed on the stock exchanges from broker-dealers who have seats on the exchange. The Subadvisers will generally purchase and sell securities traded in the over-the-counter-market from broker-dealers who make a market in those securities (market makers). The broker-dealer will generally add a commission to the price of the security to compensate it for its efforts in finding the security for the Portfolio. Commissions for these transactions generally average approximately six cents per share, but may increase to a much higher amount if the security is difficult to find or the transaction is very small.

     The Subadvisers may also use matching services to purchase and sell equity securities. These services generally attempt to match buy and sell orders for securities that they receive. Matching services do not attempt to find the security for the Portfolio, but will simply match buy orders with sell orders for the same security. Matching services generally charge a low commission on the transaction, equal to a few cents per share, but they cannot guarantee the availability or the price of the securities sought to be purchased or sold.

     Under limited circumstances, a Portfolio may acquire equity securities from the issuer of the security through an underwriter or selling dealer in an initial public offering or secondary offering by the issuer. The price of these securities is generally fixed in the offering in the same manner as for fixed income securities, described below. Alternatively, commissions may be charged uniformly for the purchase of these securities and paid to the underwriter, who pays a portion to the selling dealers.

     On rare occasions, one Portfolio wants to purchase a security that another Portfolio is selling. The Portfolios have adopted a policy that allows the Portfolios to purchase or sell securities to and from each other. These transactions must comply with Rules of the Securities and Exchange Commission that try to ensure that both Portfolios to the transaction are treated equitably.

     Fixed Income Securities. Fixed income securities are often purchased directly from the issuer through an underwriter or selling dealer in an initial offering of the security. The price for the security is set for the offering. There is no additional compensation added for the underwriter or broker-dealer selling the security. The issuer generally pays a commission to the underwriter out of the proceeds of the offering and the underwriter pays (re-allows) a portion of that commission to the other selling dealers.

     Fixed  income   securities  may  also  be  purchased  in  the  market  from broker-dealers acting as principal or through broker-dealers acting on an agency basis in the same manner as equity securities.

     Options and Futures. Commodities, futures and options on futures are purchased through commodity brokers and generally include a commission based on the size of the transaction. Options on equities are purchased through the broker-dealers who buy and sell the equities. These brokers also receive commissions on the transactions.

     Commissions Paid by the Portfolios. The following are the aggregate amounts of commissions paid by each of the Portfolios for brokerage during the past three fiscal years:



                                      Fiscal Year      Fiscal Year      Fiscal Year or
                                        Ended            Ended           Period Ended
              Name of Portfolio         2001             2000               1999
              -----------------         ----             ------              ----
RS Diversified Growth                   $76,919         $78,003            $76,503
Harris Associates Value                 $17,410         $29,405            $ 8,732
LPA Core Equity                         $0              $ 1,545            $ 2,222
Strong Growth                           $63,782         $60,094            $48,398
MFS Total Return                        $13,482         $13,721            $12,136



Transactions with Affiliates

     The Portfolios may enter into brokerage transactions with affiliates subject to the applicable rules of the Securities and Exchange Commission.

Brokerage Selection

     The Subadvisers are responsible for selecting the broker-dealers through which Portfolio securities are purchased. The Subadvisers use their judgment to decide which broker-dealer firm, commodity broker or other firm will provide the best service to the Portfolio for each security a Portfolio wants to buy or sell. In deciding which firms provide the best service or 'best execution'; the Subadvisers consider a number of factors, including the cost of the service, the price of the security through that firm, the overall financial quality of the firm, the firm's capacity for handling the transaction, the speed with which the transaction will be completed, research provided by the firm on behalf of the Portfolios, the quality of the reporting for the transaction and any other services the firm may provide. Best execution does not mean the lowest price available or lowest commission, but means the combination of the factors discussed above, which is appropriate for the specific transaction. The Board of Trustees has overall responsibility for assuring that the Subadvisers obtain best execution for Portfolio transactions and for monitoring commissions paid to broker-dealers by the Portfolios.

Research Services

     The Subadvisers may select broker-dealers to execute trades for the Portfolios which broker-dealers provide research and other services to the Subadvisers. These services may include research information, analyses and reports about securities, statistical data, advice on the value of securities, as well as equipment or services that provide access directly to such data through third parties. Agreements with these broker-dealers may provide that the broker-dealer may use a portion of the commissions paid by the Portfolios to offset the costs of these services. The Subadvisers will use research services in managing the assets of the Portfolios. The Subadvisers may also use the research services in managing accounts of clients other than the Portfolios. The Subdvisers must at all times assure that the brokerage services of these broker-dealers meet the standards for best execution discussed above. The Board of Trustees of the Trust must also oversee these arrangements to assure that they meet the standards imposed by the Securities and Exchange Commission for best execution and that the research services conform to the guidelines established by the Securities and Exchange Commission for such services.

Bunching and Allocation of Trades

     Although the Subadvisers will make investment decisions independently for each Portfolio, there may be occasions when more than one client of the Subadvisers, including other Portfolios managed by a Subadviser, will be purchasing or selling the same security. There are occasions when the price for purchasing the security, or the commissions the Portfolios would pay on the transaction, would be lower if all the trades were combined (bunched or aggregated) in one order. A Subadviser may bunch trades of different Portfolios it subadvises when placing an order with a broker-dealer where the Subadviser believes the aggregation is in the best interests of each Portfolio or client.

     There may be other occasions where a Subadviser is unable to purchase all the securities required to fill all the orders of the Portfolios and other clients.

     The Subadviser must allocate the securities among the Portfolios and clients in a manner that is fair to all parties. Certain Subadvisers have adopted procedures for bunching and allocating securities of their clients. These procedures are intended to treat each client equitably and to assure that the best interests of the Portfolios are protected. There may be situations where one Portfolio may be disadvantaged in an isolated case; however, the investment adviser believes that all Portfolios will benefit from the procedures over time.

                       CAPITAL STOCK AND OTHER SECURITIES

Capital Stock

     Series and Classes of Shares. The Trust issues shares in series, called Portfolios, each of which has its own distinct assets, investment objectives, policies, costs, expenses and shareholders. The Trust is authorized to subdivide each Portfolio into two or more classes. Currently, the shares of each Portfolio are divided into Class A and Class B shares. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, except for expenses from selling arrangements or other matters not related to the investment of the assets of the Portfolio. The Trust may authorize additional Portfolios and additional classes of shares in the future.

     Restrictions on Purchase and Sale. You may only purchase shares as investments under the Contracts. Only insurance companies offering variable annuity contracts or variable life insurance policies that use the Portfolios as investments may purchase shares of the Portfolios. The insurance companies purchase shares at the direction of the owners of the variable annuity contract or variable life insurance policy. The insurance companies sell shares back to the Trust at the direction of the owners of the variable annuity contracts or variable life insurance policies. The shareholders cannot transfer the shares to third parties. The Trust does not issue certificates for shares of the Portfolios.

     Dividend Rights. The Board of Trustees may, from time to time, declare and pay dividends of the net investment income, if any, and will distribute net realized capital gains, if any, on the shares of each Portfolio, in such form and in such amount, as the Board of Trustees, in its sole discretion determines. The Board of Trustees may declare dividends monthly, or at other times as it determines, but will do so at least annually. The Board of Trustees attempts to declare dividends so that the Portfolios comply with the requirements of the Internal Revenue Code for qualifying as regulated investment companies, but they are not required to do so and will not be held liable if they do not meet those requirements. The Portfolios will generally pay all dividends and distributions in additional shares, though if requested by an insurance company shareholder, they may pay in dividends and distributions in cash. The Portfolios will value dividends or distributions that it pays in securities at the current net asset value of the securities determined on the day of payment.

     A Portfolio pays dividends and distributions only to shareholders of that Portfolio. The Board of Trustees establishes a date and a time for determining the shareholders to whom payment of the dividend or distribution are made (record date). Dividends and distributions are allocated among the shareholders of a Portfolio in proportion to the number of shares of the Portfolio held by each shareholder on the record date; provided, however, that if there are separate classes of shares that bear different expenses, the dividend or distribution is adjusted for those charges and allocated among shareholders of each specific class of shares of the Portfolio. The Portfolios will not pay dividends or distributions on shares for which the Portfolio has not received payment or a completed purchase order as of the record date.

     Voting Rights. Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share held in the name of the shareholder on the books of the Trust. The shareholders of the Portfolios are the insurance companies issuing the respective variable annuity contracts or variable life insurance policies that offer the Portfolios as investments. Under Rules of the Securities and Exchange Commission, the insurance companies, under most circumstances, must pass the voting rights through to the owners of the variable annuity contracts or variable life insurance policies. The prospectus for the variable annuity contracts or variable life insurance policies describes if and how voting rights are passed to you.

     On matters affecting the Trust, all shareholders of all Portfolios vote and matters generally require approval of a majority of the shareholders of all of the Portfolios to pass. Certain matters such as fee issues that are different for each Portfolio or approval of the investment advisory agreement require a separate vote by each Portfolio or class of a Portfolio. In addition, the Board of Trustees may decide, on any matter put to a vote of shareholders, that the issue affects only a single Portfolio or class of a Portfolio. Under those circumstances, the Board of Trustees may require that the shareholders of the Portfolio or class vote separately on the matter.

     The remaining Trustees may fill vacancies on the Board of Trustees as long as at least two thirds of the Trustees after the vacancies are filled, were elected by shareholders. If at any time less than a majority of the Trustees were elected by shareholders, the Trust must call a meeting of shareholders within 60 days to elect Trustees.

     Rules of the Securities and Exchange Commission state that the Trust or a Portfolio may do the following only if approved by a 'majority of shareholders' as defined by Rules of the Securities and Exchange Commission:

     *    execute  an  investment  advisory  or  subadvisory   contract  or  any
          amendment to it;

     * adopt or amend a service or distribution plan under Rule 12b-1 of the Securities and Exchange Commission;

     *    amend any policy that the Portfolio has stated is fundamental;

     *    change a Portfolio from diversified to nondiversified; or

     *    increase the advisory fees charged by the Portfolio.

     The Investment Company Act of 1940, which is the law governing mutual funds, defines a majority vote of shareholders for the purpose of voting on these matters to mean the vote in person or by proxy of shareholders holding 67% or more of the shares of the Portfolio present in person or by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are represented in person or by proxy at the meeting. In the alternative, the vote of a majority of shareholders means the vote in person or by proxy of shareholders holding more than 50% of all the outstanding shares. The Portfolio can use whichever method is less, to determine if the matter has passed.

     Liquidation Rights. Each share of a Portfolio represents an equal proportionate interest in the assets of the Portfolio, subject to the liabilities of the particular Portfolio. If the Board of Trustees establishes classes of shares in a Portfolio, each class would be charged with its respective expenses. Shares of one Portfolio do not have any rights with respect to the assets of any other Portfolio. In the event any Portfolio is liquidated, the shareholders of the Portfolio will receive a proportionate share of the assets of the Portfolio reduced by the liabilities of the Portfolio. If the Portfolio has been divided into classes, the amount available for liquidation is determined by class. Shareholders of any class of a Portfolio will receive their proportionate share of the net assets of the class. If the Trust is liquidated, all Portfolios and classes of Portfolios will be liquidated in the same manner. In no event will the fact that a shareholder owns shares in one Portfolio entitle that shareholder to participate in a distribution of the assets of any other Portfolio.

     Preemptive and Conversion Rights. Shares have no preemptive or conversion rights.

     Redemption. The Trust does not have the right to redeem shares from shareholders except at the request of shareholders.

     Liabilities and Assessments. The Trust will not issue shares unless it has received full payment for those shares. The shares are not subject to assessments for any additional costs of the Trust or the Portfolios.

     Authority of Board of Trustees. Under the Declaration of Trust, the Board of Trustees has full power and authority to establish and amend the preferences, rights, voting powers, restrictions, limitations on dividends, qualifications, terms and conditions of redemption, of the shares of the Portfolios, as the Board of Trustees, in its sole discretion, determines from time to time. Certain provisions of the laws and rules governing mutual funds limit this authority. Therefore, under most circumstances, changes that would materially, adversely affect shareholders require the approval of shareholders or would only apply to shares issued after the change has been adopted by the Trustees and the shareholders have been notified.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

     As discussed above, shares may only be purchased as investments under variable annuity contracts or variable life insurance policies. Only insurance companies offering the variable annuity contracts or variable life insurance policies that use the Portfolios for investments may purchase shares of the Portfolios. The insurance companies purchase shares at the direction of the owners of the variable annuity contract or variable life insurance policy as described in the prospectus for the applicable contract or policy. There are no sales charges for the purchase of shares and there are no special plans for the purchase of shares. Purchase orders from the insurance companies generally must be received by 4:00 p.m. Eastern time or the close of business of the New York Stock Exchange, if earlier, to be purchased at the net asset value determined for the Portfolio for that day. Under certain circumstances, the Portfolio may accept purchase orders at the net asset value determined for that day if the order is received from the insurance company after the deadline, but before the opening of the New York Stock Exchange on the next business day. The insurance company must have received the order directing the investment in the Portfolio from the annuity contract or life insurance policy owner before the close of the New York Stock Exchange.

Offering Price

     As described in the prospectus, the investment adviser calculates the value of each share of each Portfolio (net asset value per share) at 4:00 p.m. every day that the New York Stock Exchange is open for business. If the New York Stock Exchange closes before 4:00 p.m., the net asset value is calculated at the time the Exchange closes. The investment adviser determines the value of all assets held by the Portfolio at the end of the day, subtracts all liabilities and divides the total by the total number of shares outstanding.

     The investment adviser determines the value of the assets of the Portfolio by assigning to each security its current market price for that day. Debt securities, including zero-coupon securities and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Custodian for the Trust. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at the closing bid price. Portfolio securities for which market quotations are readily available are valued at market. Short-term debt instruments maturing in less than 60 days are valued at amortized cost, which the Board of Trustees has determined approximates market value. Restricted and illiquid securities or other securities for which market quotations are not available are valued at their fair value determined in good faith based on policies of the Board of Trustees.

     The value of the assets of the Portfolio so determined is then increased by any accrued but uncollected dividends or interest earned on the securities it holds. The total value is then reduced by all liabilities including accrued, but unpaid liabilities such as the investment advisory fee.

     Certain portfolios invest in securities that trade on days other than the days on which the New York Stock Exchange is open. Those securities include securities of non-U.S. companies, securities listed on foreign stock exchanges and debt securities of the United States and foreign governments. The value of securities quoted in foreign currencies are generally converted into U.S. Dollars at 1:00 p.m. Eastern Time unless a Subadviser believes that another time may be more appropriate. Changes in the value of the currencies will change the value of the assets of a Portfolio even where there has been no change in the market value of the security.

     Foreign exchanges and securities markets close at times other than the closing of the New York Stock Exchange. Values of the securities traded on those markets will generally be determined prior to the close of the New York Stock Exchange. If an event materially affecting the value of foreign securities occurs during the period between the close of the foreign exchange and the time for determining the net asset value of the Portfolio holding the security, the securities will be valued at fair value as determined in good faith by the Subadviser.

                              TAXATION OF THE TRUST

     Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. If a Portfolio fails to qualify as a regulated investment company under Subchapter M, the Portfolio would be taxed on its net investment income and net capital gains without being able to deduct dividends and distributions paid to shareholders. The tax liability would reduce amounts available for distribution under your Contract and would reduce the total return of the Portfolio. The Portfolios make every effort to meet the requirements of Subchapter M which include earning 90% of their income from dividends, interest, and gains from the sale of securities; distributing at least 90% of their net income during each year and meeting diversification tests.

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that is distributed. If a Portfolio does not distribute substantially all taxable income and realized gains each year, it is subject to an excise tax. Each Portfolio intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

     The Contract you have purchased must also meet certain requirements to allow the deferral of income tax on earnings of the Portfolio through the Contract. One of those requirements is that the assets of the annuity contract or life insurance policy be adequately diversified as defined by the Internal Revenue Code and interpretations and regulations under the Code. This diversification requirement is different from the diversification requirement under Subchapter M.

                             PERFORMANCE INFORMATION

     The Portfolios may advertise performance in terms of yield or total return. A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

     The performance of the Portfolios depends on a number of factors, including the success of the investment adviser in selecting securities that meet the objectives of the Portfolios. The performance of the Portfolios varies daily as net earnings and the value of the assets in the Portfolio vary. The performance of a mutual fund is commonly measured as total return. Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

     From time to time, the investment adviser may reduce its compensation or assume Expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

     The Portfolios will use the following formula to calculate performance when applicable: The average annual compounded rate of return (denoted by T below) is the rate that would equate the initial amount invested to the ending redeemable value according to the formula:

                                        n
                                  P(1+T) = ERV

Where:

P    = a hypothetical initial payment of $1,000.

T    = average annual total return.

n    = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     You may compare the performance of the Portfolios to that of other funds that are comparable to the Portfolios or to indices which represent the asset classes in which the assets of the Portfolios are invested. You may also use financial publications and other sources to obtain a complete view of the performance of the Portfolios. When comparing performance, you should consider all factors that are relevant to performance, such as the securities that make up the index used or that are held by funds to which the Portfolios are compared, the actual type of assets held by other funds to which the Portfolios are compared, and the methods used to value the assets of other funds. You should also remember that indices do not incur any costs and therefore the performance reported for an index may be higher than that of a Portfolio which has management, service and other costs and expenses.

     Financial services and other financial publications may publish the past performance of the Portfolios from time to time. Such performance may be measure by independent sources such as, but not limited to:

     *    Lipper Analytical Services, Inc.

     *    Weisenberger Investment Companies Service

     *    Bank Rate Monitor

     *    Barron's

     *    Business Week

     *    Changing Times

     *    Financial World

     *    Forbes

     *    Fortune

     *    Money

     *    Personal Investor

     *    The Wall Street Journal

     *    Standard & Poor's Indices

     *    Morningstar, Inc.

     Advertisements and other sales literature for the Portfolios may quote total returns which are calculated for periods other than the 1-, 5- and 10-year periods required by the Rules of the Securities and Exchange Commission or may quote returns that do not reflect the deduction of all expenses incurred by a Portfolio. The investment adviser may use these returns in advertising if the investment adviser believes the nonstandard returns are useful. Nonstandard returns are always accompanied by total returns calculated as required by Rules of the Securities and Exchange Commission, which require performance to be calculated for 1-, 5- and 10-year periods with the deduction of all expenses and the assumption that all dividends and distributions are reinvested.

     In addition, Portfolio performance may be advertised relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return;
(g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 5000 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and non-U.S. bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (p) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;(q) the FT-Actuaries Europe and Pacific Index; (r) mutual fund performance indices published by Variable Annuity Research & Data Service; and (s) mutual fund performance indices published by Morningstar, Inc. The composition of the investment in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Portfolio's performance figures.

     A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the Life Company's separate account, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisements. Variable annuity contract holders should consult the variable annuity contract prospectus for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.


                              FINANCIAL STATEMENTS

     The Trust's Financial Statements and notes thereto for the year ended December 31, 2001 and the report of PricewaterhouseCoopers LLP, Independent Auditors, with respect thereto, appear in the Trust's Annual Report for the year ended December 31, 2001, which is incorporated by reference into this Statement of Additional Information. The Trust delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Trust will furnish, without charge, additional copies of such Annual Report to investors which may be obtained without charge by calling the Life Company at
(800) 852-3152.



                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  Amended and Restated Declaration of Trust**

(b)  By-laws of Trust++

(c)  Not Applicable

 (d) (1) Investment Advisory Agreement**
     (2) Form of Amendment to Investment Advisory Agreement*****

     (3) (i) Sub-Advisory Agreement dated as of July 24, 1995, among Strong Capital Management, Inc., the Adviser and the Trust++

         (ii) Sub-Advisory Agreement dated as of July 7, 1995, among Lexington Management Corporation, the Adviser and the Trust++

         (iii) Sub-Advisory Agreement dated as of July 17, 1995, among Massachusetts Financial Services Company, the Adviser and the Trust++

         (iv) Form of Sub-Advisory Agreement among Harris Associates L.P., the Adviser and the Trust*****

          (v) Form of Sub-Advisory Agreement among Robertson, Stephens & Company (RSC) Investment Management, L.P., the Adviser and the Trust +

          (vi) Form of Sub-Advisory Agreement among Select Advisors, Inc., the Adviser and the Trust+++

(e)  Not Applicable

(f)  Not Applicable

(g)(1) Form of Custodian Agreement and Fund Accounting Agreement between the Registrant and the Custodian++

(g)(2) Amendment to Custodian Agreement++

(h) Form of Subadministration Agreement for Reporting and Accounting Services between the Registrant and the Subadministrator***

(i)  Consent and Opinion of Counsel

(j)  Consent of Independent Accountants

(k) Financial Statements - incorporated herein by reference to the Trust's Annual Report dated December 31, 2001, as filed electronically with the Securities and Exchange Commission on March 5, 2002.

(l)  Not Applicable

(m)  Not Applicable

(n)  Not Applicable

(o)  Not Applicable

(p)(1) Registrant's and Adviser's Code of Ethics++++

(p)(2) Sub-Adviser's Code of Ethics - RS Investment Management Company, L.P.++++

(p)(3) Sub-Adviser's Code of Ethics - Harris Associates L.P.++++

(p)(4) Sub-Adviser's Code of Ethics - Lexington Management Corporation++++

(p)(5) Sub-Adviser's Code of Ethics - Strong Capital Management, Inc.++++

(p)(6) Sub-Adviser's  Code  of  Ethics  -   Massachusetts   Financial  Services
       Company++++

(p)(7) Sub-Adviser's Code of Ethics - Select Advisors, Inc.++++

     ** incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to Form N-1A (File No. 33-88792), as filed electronically on January 26, 1996.

     *** incorporated by reference to Registrant's Post-Effective Amendment No. 1 to Form N-1A (File No. 33-88792), as filed electronically on September 13, 1996.

     **** incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Form N-1A (File No. 33-88792), as filed electronically on March 7, 1997.

     ***** incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-1A (File No. 33-88792), as filed electronically on April 25, 1997.

     + incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Form N-1A (File No. 33-88792), as filed electronically on September 5, 1997.

     ++ incorporated by reference to Registrant's Post-Effective Amendment No. 5 to Form N-1A (File No. 33-88792), as filed electronically on April 28, 1998.

     +++ incorporated by reference to Registrant's Post-Effective Amendment No.
         7 to Form N-1A (File No. 33-88792), as filed electronically on April 30, 1999.

     ++++ incorporated by reference to Registrant's Post-Effective Amendment
          No. 8 to Form N-1A (File No. 33-88792), as filed electronically on April 28, 2000.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     The shares of the Trust are currently sold to LPLA Separate Account One.

ITEM 25.  INDEMNIFICATION

     Each officer, Trustee or agent of the Trust shall be indemnified by the Trust to the full extent permitted under the General Laws of The Commonwealth of Massachusetts and the Investment Company Act of 1940 ("1940 Act"), as amended, except that such indemnity shall not protect any such person against any liability to the Trust or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (i) a final decision on the merits, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the company as defined in section 2(a)(19) of the 1940 Act, nor parties to the proceedings or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification. The law of Massachusetts is superseded by the 1940 Act insofar as it conflicts with the 1940 Act or rules published thereunder.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER AND SUB-
          ADVISERS

     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of the Registrant's Investment Adviser is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND PRINCIPAL
 BUSINESS ADDRESS        BUSINESS AND OTHER CONNECTIONS
-----------------------  ------------------------------------------------
Arthur I. Trueger        Chairman of the Board and Director of the
650 California St.       Adviser; Chairman of the Board and Director -
San Francisco, CA 94108  Life Company; Executive Chairman - Govett &
                         Company Limited

George C. Nicholson      President, Chief Executive Officer and Director
3101 Poplarwood Court    of the Adviser; President, Chief Executive Officer
Raleigh, NC 27604        and Director - Life Company; Treasurer and
                         Director - London Pacific Financial & Insurance
                         Services

Susan Y. Gressel         Vice President and Treasurer of the Adviser;
3101 Poplarwood Court    Vice President and Treasurer - Life Company
Raleigh, NC 27604

Charles M. King          Vice President and Controller of the Adviser;
3101 Poplarwood Court    Vice President and Controller - Life Company
Raleigh, NC 27604

William J. McCarthy      Vice President and Chief Actuary of the Adviser;
3101 Poplarwood Court    Vice President and Chief Actuary - Life Company
Raleigh, NC 27604

Charlotte M. Stott       Vice President, Marketing of the Adviser; Vice
2880 Gateway Oak Drive   President, Marketing - Life Company
Sacramento, CA 95833

Jerry T. Tamura          Vice President and Secretary of the
2880 Gateway Oak Drive   Adviser; Vice President, Chief Operating
Sacramento, CA 95833     Officer, Secretary and Director - Life Company;
                         President and Director - London Pacific Financial
                         & Insurance Services

Michael K. Bowling       Vice President, Technology Services of the
2880 Gateway Oak Drive   Adviser; Vice President, Technology Services -
Sacramento, CA 95833     Life Company

     The principal address of Registrant's Investment Adviser is 2880 Gateway Oak Drive, Sacramento, California 95833.

     With respect to information regarding the Sub-Advisers, reference is hereby made to "Management of the Trust" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Sub-Advisers, reference is made to the current Form ADVs of the Sub-Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference, the file numbers of which are as follows:

     RS Investment Management, L.P.
          File No. 801-144125

     Harris Associates L.P.
          File No. 801-50333

     Strong Capital Management, Inc.
          File No. 801-10724

     Massachusetts Financial Services Company
          File No. 801-17352

     London Pacific Advisory Services, Inc.
          File No. 801-29775

ITEM 27.  PRINCIPAL UNDERWRITER

     Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include the Registrant's Secretary; the Registrant's investment adviser, LPIMC Insurance Marketing Services; and the Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary and LPIMC Insurance Marketing Services is 3101 Poplarwood Court, Raleigh, NC 27604.

ITEM 29.  MANAGEMENT SERVICES

     Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, and State of North Carolina on the 29th day of April, 2002.


                                   LPT VARIABLE INSURANCE SERIES TRUST



                                By: /s/CHARLOTTE M. STOTT
                                    ------------------------------------------


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        SIGNATURE                      TITLE                   DATE
        ---------                      -----                   ----


/s/CHARLOTTE M. STOTT            President and Principal        4/29/02
----------------------------     Executive Officer             -------------
Charlotte M. Stott


/s/GEORGE C. NICHOLSON                                          4/29/02
-------------------------------  Treasurer,                    -------------
George C. Nicholson              Principal Financial
                                 Officer and Principal
                                 Accounting Officer

/s/Raymond L. Pfeister*          Trustee                        4/29/02
-------------------------------                                -------------
Raymond L. Pfeister


/s/Robert H. Singletary*                                        4/29/02
-------------------------------  Trustee                       -------------
Robert H.  Singletary

/s/A. SCOTT LOGAN                Trustee                        4/27/02
-------------------------------                                -------------
A. Scott Logan


/s/THOMAS L. WEST, JR.           Trustee                        4/26/02
-------------------------------                                -------------
Thomas L. West, Jr.



*By: /s/GEORGE C. NICHOLSON
     ------------------------
     George C. Nicholson
     Attorney-in-Fact





                                    EXHIBITS

                                       TO

                         POST-EFFECTIVE AMENDMENT NO. 10

                                       TO

                                    FORM N-1A

                                       FOR

                       LPT VARIABLE INSURANCE SERIES TRUST


                                INDEX TO EXHIBITS


EX-23.i     Consent and Opinion of Counsel

EX-23.j     Consent of Independent Accountants